                                                                EXHIBIT 10.19(b)

                    AMENDMENT TO LOAN AND SECURITY AGREEMENT

         This Amendment to Loan and Security Agreement is entered into on this 28th day of March, 1996 by and between Silicon Valley Bank ("Bank") and Ventana Medical Systems, Inc. ("Borrower").

                                    RECITALS

         Borrower and Bank are parties to that certain Loan and Security Agreement dated as of February 20, 1995, as amended from time to time (the "Agreement"). Borrower has acquired the outstanding stock of Bio Tek Solutions, Inc. ("Bio Tek") and has asked Bank to lend Borrower additional money and otherwise to amend the Agreement to reflect, among other things, Borrower's consolidated financial condition. Bank has agreed to do so, provided Borrower enters into this Amendment and Bio Tek guarantees Borrower's performance under the Agreement.

         NOW, THEREFORE, the parties agree as follows:

         1. Section 1.1 of the Loan Agreement is amended to include the following defined terms:

            "Maturity Date" means March 15, 1999.

            "Revolving Maturity Date" means March 15, 1997.

         2. Section 2.1 of the Loan Agreement is hereby amended by replacing in each instance the words "Maturity Date" with the words "Revolving Maturity Date."

         3. Section 1.1 of the Loan Agreement is further amended by amending the definition of "Eligible Accounts" to include Accounts that arise in the ordinary course of Bio Tek's business, provided that all of the provisions and exclusions including those set forth in clauses (a) through (k), relating to Eligible Accounts shall apply to such Bio Tek Accounts.

         4. The following Section 2.1.1 is added to the Agreement:

            2.1.1 Term Loan. Bank shall make a term loan (the "Term Loan") to Borrower consisting of one (1) Advance in the principal amount of Two Million Dollars ($2,000,000). Borrower shall pay interest on the Term Loan at a rate per annum equal to two percentage points (2.00%) above the Prime Rate, beginning on April 15, 1996 and continuing on the fifteenth day of each month thereafter through and including March 15, 1997. Thereafter, Borrower shall repay the Term Loan in twenty-four
         (24) equal monthly installments of principal, plus accrued interest, beginning April 15, 1997, and continuing on the fifteenth day of each month thereafter through and including the Maturity Date, on which date the entire principal balance, any unpaid interest, and all other amounts outstanding under this Agreement shall be due and payable.

         5. Sections 6.8, 6.9, 6.10, 6.11, 6.12 and 6.13 are added to the
Agreement, as follows, and Sections 6.12 and 6.13 are added to the Agreement are renumbered as Sections 6.14 and 6.15, respectively:

            6.8 Quick Ratio: On a consolidated basis, Borrower shall maintain as of the last day of each calendar month, a ratio of Quick Assets to Current Liabilities of at least 0.85 to 1.0.

            6.9 Debt-Tangible Net Worth. On a consolidated basis, Borrower shall maintain, as of the last day of each calendar month, a ratio of Total Liabilities to Tangible Net Worth of not more than 1.5 to 1.0.

            6.10 Profitability. On a consolidated basis, Borrower shall not suffer a loss in excess of $2,000,000 for the fiscal quarter ending March 31, 1996, a loss in excess of $1,500,000 for the fiscal quarter ending June 30, 1996, a loss in excess of $350,000 for the fiscal quarter ending September 30, 1996, or a loss in excess of $250,000 for the fiscal quarter ending December 31, 1996. Thereafter, Borrower shall be profitable for each fiscal quarter.

            6.11 Liquidity Coverage. Subject to Section 6.13, Borrower shall maintain, as of the last day of each calendar month, Liquidity Coverage that is at least 1.8 times the outstanding balance of the Term Loan. "Liquidity Coverage" means the sum of cash and cash equivalents plus the Borrowing Base, less the principal amount of Advances outstanding hereunder.

            6.12 Tangible Net Worth. On a consolidated basis, Borrower shall maintain, as of the last day of each calendar month, a Tangible Net Worth of not less than Five Million Dollars ($5,000,000).

            6.13 Debt Service Coverage. From and after the time when Borrower has maintained a Debt Service Coverage of at least 2.0 to 1.0 for six
         (6) consecutive months, Borrower shall maintain, as of the last day of each calendar month, a Debt Service Coverage of not less than 2.0 to
         1.0. "Debt Service Coverage" means (i) earnings before interest, taxes, depreciation and amortization, divided by (ii) the current portion of long term debt and lease obligations plus interest expense. From and after the date that this covenant becomes effective, Section 6.11 shall be of no further force or effect.

            6. Exhibit D of the Loan Agreement is hereby replaced by Exhibit D attached to this Amendment.

         7. Conditions Precedent to Effectiveness. The effectiveness of this Amendment is subject to the conditions precedent that.

            a. Borrower shall have paid to Bank:

                i. a nonrefundable fee equal to Thirty Three Thousand Seven Hundred Fifty ($33,750); and

                ii. all Bank Expenses incurred through the date hereof, including reasonable attorneys' fees and expenses.

            b. Bank shall have received, in form and substance satisfactory to
Bank:

                i. a certificate of the secretary of Borrower with respect to incumbency and resolutions authorizing the execution, delivery and performance of this Amendment, and confirming that the copies of the Articles of Incorporation and By Laws previously delivered to Bank have not been amended and remain in full force and effect;

                ii.  a copy of this Amendment duly executed by Borrower; and

                iii. a Guaranty and Security Agreement of even date herewith duly executed by Bio Tek and such related instruments and certificates as Bank may reasonably request.

         8. No Defenses of Borrower. Borrower agrees, as of this date, that it has no defenses against the obligations to pay any amounts under the Indebtedness.

         9. Interpretation. Unless otherwise defined, all capitalized terms in this Amendment shall be as defined in the Agreement. Except as amended, the Agreement remains in full force and effect.

         10. Representations. Borrower represents and warrants that the Representations and Warranties contained in the Agreement are true and correct as of the date of this Amendment, and that no Event of Default has occurred and is continuing.

         11. Counterparts. This Amendment to Loan and Security Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

         IN WITNESS WHEREOF, the undersigned have executed this Amendment to Loan and Security Agreement as of the first date above written.


                                                   VENTANA MEDICAL SYSTEMS, INC.


                                                   By:__________________________

                                                   Title:_______________________


                                                   SILICON VALLEY BANK


                                                   By:__________________________

                                                   Title:_______________________

                                    EXHIBIT C
                           BORROWING BASE CERTIFICATE

Borrower: Ventana Medical Systems, Inc.              Lender: Silicon Valley Bank
Commitment Amount: $2,750,000


                          ACCOUNTS RECEIVABLE ACTIVITY

                                                             VENTANA         BIO TEK
1. Accounts Receivable Balance as of ___________             $_______        $_______
2. Total Accounts Receivable (Ventana and Bio Tek)                                             $_______
3. Minus: Ineligible Accounts
   Amounts over 90 days                                      $_______        $_______
   Balance of 50% over 90 day accounts                       $_______        $_______
   Excess 25% concentration                                  $_______        $_______
   Credit Balances over 90 days                              $_______        $_______
   Foreign Accounts (other than eligibles)                   $_______        $_______
   Governmental Accounts                                     $_______        $_______
   Contra Accounts                                           $_______        $_______
   Promotion or Demo Accounts                                $_______        $_______
   Intercompany/Employee Accounts                            $_______        $_______
   Other (please explain on reverse)                         $_______        $_______
   Total Ineligible Accounts                                 $_______        $_______
4. Eligible Accounts Receivable (Line 1 - Line 3)            $_______        $_______
5. Funds Available                                           $_______        $_______
                                                             (80%-Line 4)    (80% of Line 4)
6. Total Funds Available (Line 5-Ventana & Bio Tek)                                            $_______

                                  LOAN ACTIVITY

7. Total Funds Available (Lesser of $2,750,000 or Line 6)                                      $_______
8. Loan balance as of __________________                                                       $_______
9. Reserve Position (Line 7 minus Line 8)                                                      $_______

The undersigned represents and warrants that the foregoing is true, complete and correct, and that the information reflected in this Borrowing Base complies with the representations and warranties set forth in the Loan and Security Agreement as amended from time to time, between the undersigned and Silicon Valley Bank, as amended.

COMMENTS:                                                  BANK USE ONLY

                                                    Rec'd By:___________________
Ventana Medical Systems, Inc.                       Date:_______________________
                                                    Verified:___________________
Name:_________________________
Title:________________________

                                    EXHIBIT D

                             COMPLIANCE CERTIFICATE

TO:      SILICON VALLEY BANK

FROM:    VENTANA MEDICAL SYSTEMS, INC.

         The undersigned authorized officer of Ventana Medical Systems, Inc. hereby certifies that in accordance with the terms and conditions of the Loan and Security Agreement between Borrower and Bank (the "Agreement"), (i) Borrower is in complete compliance for the period ending with all required covenants except as noted below and (ii) all representations and warranties of Borrower stated in the Agreement are true and correct in all material respects as of the date hereof. Attached herewith are the required documents supporting the above certification. The Officer further certifies that these are prepared in accordance with Generally Accepted Accounting Principles (GAAP) and are consistently applied from one period to the next except as explained in an accompanying letter or footnotes.

         Please indicate compliance status by circling Yes/No under "Complies" column.

         Reporting Covenant               Required                          Complies
         ------------------               --------                          --------
         Monthly financial statements     Monthly within 30 days        Yes           No
         Annual (CPA Audited)             FYE within 90 days            Yes           No
         A/R & A/P Agings                 Monthly within 15 days        Yes           No
         A/R Audit                        Initial and Semi-Annual       Yes           No

         Financial Covenant               Required             Actual           Complies
         ------------------               --------             ------           --------
         Maintain on a Monthly Basis:
          Minimum Quick Ratio             0.85:1.0             ___:1.0       Yes        No
          Debt/TNW                        1.5:1.0
          Liquidity Coverage              1.8xTerm Balance*    ___:1.0       Yes        No
          Minimum Tangible Net Worth      $5,000,000           $______       Yes        No
          Debt Service Coverage           2.0:1.0**            ___:1.0       Yes        No
          Profitability (Quarterly)       See Agreement        $______       Yes        No

         * Replaced by Debt Service Coverage after 6 consecutive months of 2:1 DSC.

         ** Becomes applicable after 6 consecutive months of compliance

Comments Regarding Exceptions: See                        BANK USE ONLY
Attached.
Sincerely,                                        Received by:__________________
                                                                  AUTHORIZED

___________________________                       SIGNER
SIGNATURE                                         Date:_________________________
                                                  Verified:_____________________
___________________________                                       AUTHORIZED
TITLE                                             SIGNER
                                                  Date:_________________________
___________________________                       Compliance State:    Yes    No
DATE

                         CORPORATE RESOLUTIONS TO BORROW

Borrower: Ventana Medical Systems, Inc.


         I, the undersigned Secretary or Assistant Secretary of Ventana Medical Systems, Inc. (the "Corporation"), HEREBY CERTIFY that the Corporation is organized and existing under and by virtue of the laws of the State of Delaware.

         I FURTHER CERTIFY that the Certificate of Incorporation and Bylaws of the Corporation, previously delivered to Silicon Valley Bank have not been amended or modified and are in full force and effect on the date hereof.

         I FURTHER CERTIFY that at a meeting of the Directors of the Corporation duly called and held, at which a quorum was present and voting (or by other duly authorized corporate action in lieu of a meeting), the following resolutions were adopted.

         BE IT RESOLVED, that any one (1) of the following named officers, employees, or agents of this Corporation, whose actual signatures are shown below:

         NAMES               POSITIONS                   ACTUAL SIGNATURES
_____________________    _________________             _____________________
_____________________    _________________             _____________________
_____________________    _________________             _____________________
_____________________    _________________             _____________________
_____________________    _________________             _____________________

acting for an on behalf of this Corporation and as its act and deed be, and they hereby are, authorized and empowered:

         BORROW MONEY. To borrow from time to time from Silicon Valley Bank ("Bank'), on such terms as may be agreed upon between the officers, employees, or agents and Bank, such sum or sums of money as in their judgment should be borrowed, without limitation, including such sums as are specified in that certain Loan and Security Agreement dated as of February 20, 1995, as amended by the Loan Modification Agreement dated as of March 22, 1996 (the "Loan Agreement").

         EXECUTE NOTES. To execute and deliver to Bank the Loan Agreement and any promissory note or notes of the Corporation, on Bank's forms, at such rates of interest and on such terms as may be agreed upon, evidencing the sums of money so borrowed or any indebtedness of the Corporation to Bank, and also to execute and deliver to Bank one or more renewals, extensions, modifications, refinancings, consolidations, or substitutions for one or more of the notes, or any portion of the notes.

         GRANT SECURITY. To grant a security interest to Bank in the Collateral described in the Loan Agreement, which security interest shall secure all of the Corporation's Obligations, as described in the Loan Agreement.

         NEGOTIATE ITEMS. To draw, endorse, and discount with Bank all drafts, trade acceptances, promissory notes, or other evidences of indebtedness payable to or belonging to the Corporation or in which the Corporation may have an interest, and either to receive cash for the same or to cause such proceeds to be credited to the account of the Corporation with Bank, or to cause such other disposition of the proceeds derived therefrom as they may deem advisable.

         FURTHER ACTS. In the case of lines of credit, to designate additional or alternate individuals as being authorized to request advances thereunder, and in all cases, to do and perform such other acts and things, to pay any and all fees and costs, and to execute and deliver such other documents and agreements as they may in their discretion deem reasonably necessary or proper in order to carry into effect the provisions of these Resolutions.

         BE IT FURTHER RESOLVED, that any and all acts authorized pursuant to these resolutions and performed prior to the passage of these resolutions are hereby ratified and approved, that these Resolutions shall remain in full force and effect and Bank may rely on these Resolutions until written notice of their revocation shall have been delivered to and received by Bank. Any such notice shall not affect any of the Corporation's agreements or commitments in effect at the time notice is given.

         I FURTHER CERTIFY that the officers, employees, and agents named above are duly elected, appointed, or employed by or for the Corporation, as the case may be, and occupy the positions set forth opposite their respective names; that the foregoing Resolutions now stand of record on the books of the Corporation; and that the Resolutions are in full force and effect and have not been modified or revoked in any manner whatsoever.

         IN WITNESS WHEREOF, I have hereunto set my hand on March __, 1996 and attest that the signatures set opposite the names listed above are their genuine signatures.

                                                CERTIFY TO AND ATTEST BY:

                                                x_______________________________

                        CORPORATE RESOLUTION TO GUARANTEE


Guarantor:  Bio Tek Solutions, Inc.

         I, the undersigned Secretary or Assistant Secretary of Bio Tek Solutions, Inc. (the "Corporation"), HEREBY CERTIFY that the Corporation is organized and existing under and by virtue of the laws of the State of Delaware.

         I FURTHER CERTIFY that at a meeting of the Directors of the Corporation duly called and held, at which a quorum was present and voting, (or by other duly authorized corporate action in lieu of a meeting), the following resolutions were adopted.

         BE IT RESOLVED, that any one (1) of the following named officers, employees, or agents of this Corporation, whose actual signatures are shown below:

         NAMES               POSITIONS                   ACTUAL SIGNATURES
_____________________    _________________             _____________________
_____________________    _________________             _____________________
_____________________    _________________             _____________________
_____________________    _________________             _____________________
_____________________    _________________             _____________________

acting for an on behalf of this Corporation and as its act and deed be, and they hereby are, authorized and empowered:

         GUARANTEE INDEBTEDNESS. To guarantee amounts borrowed from time to time from Silicon Valley Bank ("Bank'), by Ventana Medical Systems ("Borrower") pursuant to that certain Loan and Security Agreement between Bank and Borrower, as amended from time to time as of March 22, 1996 (the "Loan Agreement).

         EXECUTE GUARANTY. To execute and deliver to Bank the guaranty of the Corporation (the "Guaranty"), on Bank's forms, and also to execute and deliver to Bank one or more renewals, extensions, modifications, consolidations, or substitutions therefor.

         GRANT SECURITY. To grant a security interest to Bank in the Collateral, if any, described in the Guaranty, which security interest shall secure all of the Corporation's obligations under the Guaranty.

         FURTHER ACTS. To do and perform such other acts and things, to pay any and all fees and costs, and to execute and deliver such other documents and agreements as they may in their discretion deem reasonably necessary or proper in order to carry into effect the provisions of these Resolutions.

BE IT FURTHER RESOLVED, that any and all acts authorized pursuant to these resolutions and performed prior to the passage of these resolutions are hereby ratified and approved, that these Resolutions shall remain in full force and effect and Bank may rely on these Resolutions until written notice of their revocation shall have been delivered to and received by Bank. Any such notice shall not affect any of the Corporation's agreements or commitments in effect at the time notice is given.

         I FURTHER CERTIFY that the officers, employees, and agents named above are duly elected, appointed, or employed by or for the Corporation, as the case may be, and occupy the positions set opposite their respective names; that the foregoing Resolutions now stand of record on the books of the Corporation; and that the Resolutions are in full force and effect and have not been modified or revoked in any manner whatsoever.

         IN WITNESS WHEREOF, I have hereunto set my hand on ___________, 1996 and attest that the signatures set opposite the names listed above are their genuine signatures.

                                                   CERTIFIED TO AND ATTESTED BY:

                                                   x____________________________

         This SECURITY AGREEMENT is entered into as of March 22, 1996 by and between SILICON VALLEY BANK ("Bank") and BIO TEK SOLUTIONS, INC. ("Guarantor").


                                    RECITALS

         Ventana Medical Systems, Inc. wishes to obtain credit from time to time from Bank pursuant to a Loan and Security Agreement, as amended by an Amendment to Loan and Security Agreement of even date (the "Loan Agreement"). Bank has agreed to enter into the Loan Agreement, provided Guarantor guarantees payment and performance obligations under the Loan Agreement in accordance with the terms of the Guaranty, and secures the Guaranty pursuant to the terms of this Agreement.


                                    AGREEMENT

         The parties agree as follows:

         1. DEFINITIONS AND CONSTRUCTION

                  1.1 Definitions. As used in this Agreement, the following terms shall have the following definitions:

                           "Bank Expenses" means all: reasonable costs or
expenses (including reasonable attorneys' fees and expenses) incurred in connection with the preparation, negotiation, administration, and enforcement of the Loan Documents; and Bank's reasonable attorneys' fees and expenses incurred in amending, enforcing or defending the Loan Documents, whether or not suit is brought.

                           "Business Day" means any day that is not a Saturday,
Sunday, or other day on which banks in the State of California are authorized or required to close.

                           "Code" means the California Uniform Commercial Code.

                           "Collateral" means the property described on Exhibit
A attached hereto.

                           "Contingent Obligation" means, as applied to any
Person, any direct or indirect liability, contingent or otherwise, of that Person with respect to any indebtedness, lease, dividend, letter of credit or other obligation of another, including without limitation, any such obligation directly or indirectly guaranteed, endorsed, co-made or discounted or sold with recourse by that Person, or in respect of which that Person is otherwise directly or indirectly liable; provided, however, that the term "Contingent Obligation" shall not include endorsements for collection or deposit in the ordinary course of business. The amount of any Contingent Obligation shall be deemed to be an amount equal to the stated or determined amount of the primary obligation in respect of which such Contingent Obligation is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof as determined by such Person in good faith; provided, however, that such amount shall not in any event exceed the maximum amount of the obligations under the guarantee or other support arrangement.

                           "Equipment" means machinery, equipment, tenant
improvements, furniture, fixtures, vehicles, tools, parts and attachments.

                           "ERISA" means the Employment Retirement Income
Security Act of 1974, as amended, and the regulations thereunder.

                           "GAAP" means generally accepted accounting principles
as in effect from time to time.

                           "Guarantor's Books" means all of Guarantor's books
and records including ledgers; records concerning Guarantor's assets or liabilities, the Collateral, business operations or financial condition; and all computer programs, or tape files, and the equipment, containing such information.

                           "Guaranty" means the unconditional guaranty executed
by Guarantor for the benefit of Bank, as amended from time to time.

                           "Indebtedness" means (a) all indebtedness for
borrowed money or the deferred purchase price of property or services, including without limitation reimbursement and other obligations with respect to surety bonds and letters of credit, (b) all obligations evidenced by notes, bonds, debentures or similar instruments, (c) all capital lease obligations and (d) all Contingent Obligations.

                           "Insolvency Proceeding" means any proceeding
commenced by or against any person or entity under any provision of the United States Bankruptcy Code, as amended, or under any other bankruptcy or insolvency law, including assignments for the benefit of creditors, formal or informal moratoria, compositions, extension generally with its creditors, or proceedings seeking reorganization, arrangement, or other relief.

                           "IRC" means the Internal Revenue Code of 1986, as
amended, and the regulations thereunder.

                           "Lien" means any mortgage, lien, security interest or
other encumbrance.

                           "Loan Documents" means, collectively, this Agreement,
the Guaranty executed by Guarantor, and any other agreement entered into between Guarantor and Bank, all as amended or extended from time to time.

                           "Material Adverse Effect" means a material adverse
effect on the business operations or financial condition of Guarantor and its Subsidiaries taken as a whole.

                           "Negotiable Collateral" means all of Guarantor's
present and future letters of credit of which it is a beneficiary, notes, drafts, instruments, securities, documents of title, and chattel paper, and Guarantor's Books relating to any of the foregoing.

                           "Obligations" means all amounts owed to the Bank by
Guarantor pursuant to the Guaranty, this Agreement or any other agreement, whether absolute or contingent, due or to become due, now existing or hereafter arising.

                           "Permitted Indebtedness" means:

                           (a) Existing Indebtedness disclosed to Bank in
writing;

                           (b) Subordinated Debt; and

                           (c) Indebtedness to trade creditors incurred in the
ordinary course of business.

                           "Permitted Investment" means:

                           (a) Investments existing on the Closing Date
disclosed to Bank in writing; and

                           (b) (i) marketable direct obligations issued or
unconditionally guaranteed by the United States of America or any agency or any State thereof maturing within one (1) year from the date of acquisition thereof,
(ii) commercial paper maturing no more than one (1) year from the date of creation thereof and currently having the highest rating obtainable from either Standard & Poor's Corporation or Moody's Investors Service, Inc., and (iii) certificates of deposit maturing no more than one (1) year from the date of investment therein issued by Bank.

                           "Permitted Liens" means the following.

                           (a) Any Liens existing as of the date hereof and
disclosed to Bank in writing or arising under this Agreement;

                           (b) Liens for taxes, fees, assessments or other
governmental charges or levies, either not delinquent or being contested in good faith by appropriate proceedings, provided the same have no priority over any of Bank's security interests;

                           (c) Liens (i) upon or in any equipment acquired or
held by the Guarantor or any of its subsidiaries to secure the purchase price of such equipment or indebtedness incurred solely for the purpose of financing the acquisition of such equipment, or (ii) existing on such equipment at the time of its acquisition, provided that the Lien is confined solely to the property so acquired and improvements thereon, and the proceeds of such equipment; and

                           (d) Liens incurred in connection with the extension,
renewal or refinancing of the indebtedness secured by Liens of the type described in clauses (a) through (d) above, provided that any extension, renewal or replacement Lien shall be limited to the property encumbered by the existing Lien and the principal amount of the indebtedness being extended, renewed or refinanced does not increase.

                           "Person" means any individual, sole proprietorship,
partnership, joint venture, trust, unincorporated organization, association, corporation, institution, public benefit corporation, firm, joint stock company, estate, entity or governmental agency.

                           "Subordinated Debt" means any debt incurred by
Guarantor after the date hereof that is subordinated to the debt owing by Guarantor to Bank on terms acceptable to Bank (and identified as being such by the Company and the Bank).

                           "Subsidiary" means any corporation or partnership in
which (i) any general partnership interest or (ii) more than 50% of the stock of which by the terms thereof ordinary voting power to elect the Board of Directors, managers or trustees of the entity shall, at the time as of which any determination is being made, is owned by Guarantor, either directly or through an Affiliate.

                  1.2 Accounting Terms. All accounting terms not specifically defined herein shall be construed in accordance with GAAP and all calculations made hereunder shall be made in accordance with GAAP. When used herein, the terms "financial statements" shall include the notes and schedules thereto.

         2. CREATION OF SECURITY INTEREST

                  2.1 Grant of Security Interest. Guarantor grants to Bank a continuing security interest in all presently existing and hereafter acquired or arising Collateral in order to secure prompt repayment of any and all Obligations and in order to secure prompt performance by Guarantor of each of its covenants and duties under the Loan Documents. Such security interest constitutes a valid, first priority security interest in the presently existing Collateral, and will constitute a valid, first priority security interest in Collateral acquired after the date hereof.

                  2.2 Delivery of Additional Documentation Required. Guarantor shall from time to time execute and deliver to Bank, at the request of Bank, all Negotiable Collateral, all financing statements and other documents that Bank may reasonably request, in form satisfactory to Bank, to perfect and continue perfected Bank's security interests in the Collateral and in order to fully consummate all of the transactions contemplated under the Loan Documents.

                  2.3 Right to Inspect. Bank (through any of its officers, employees, or agents) shall have the right, upon reasonable prior notice, from time to time during Guarantor's usual business hours, to inspect Guarantor's Books and to make copies thereof and to check, test, and appraise the Collateral in order to verify Guarantor's financial condition or the amount, condition of, or any other matter relating to, the Collateral.

         3. REPRESENTATIONS AND WARRANTIES

                  Guarantor represents and warrants as follows:

                  3.1 Due Organization and Qualification. Guarantor is a corporation duly existing and in good standing under the laws of its state of incorporation and qualified and licensed to do business in, and is in good standing in, any state in which the conduct of its business or its ownership of property requires that it be so qualified.

                  3.2 Due Authorization; No Conflict. The execution, delivery, and performance of the Loan Documents are within Guarantor's powers, have been duly authorized and are not in conflict with nor constitute a breach of any provision contained in Guarantor's Articles of Incorporation or Bylaws, nor will they constitute an event of default under any material agreement to which Guarantor is a party or by which Guarantor is bound. Guarantor is not in default under any agreement to which it is a party or by which it is bound, which default could have a Material Adverse Effect.

                  3.3 No Prior Encumbrances. Guarantor has good and indefeasible title to the Collateral, free and clear of Liens, except for Permitted Liens.

                  3.4 Name; Location of Chief Executive Office. Except as disclosed in the Schedule, Guarantor has not done business under any name other than that specified on the signature page hereof. The chief executive office of Guarantor is located at the address indicated in Section 10 hereof.

                  3.5 Litigation. There are no actions or proceedings pending by or against Guarantor before any court or administrative agency in which an adverse decision could have a Material Adverse Effect or a material adverse effect on Guarantor's interest or Bank's security interest in the Collateral. Guarantor does not have knowledge of any such pending or threatened actions or proceedings.

                  3.6 Solvency. Guarantor is solvent and able to pay its debts (including trade debts) as they mature.

                  3.7 Regulatory Compliance. Guarantor has met the minimum funding requirements of ERISA with respect to any employee benefit plans subject to ERISA. No event has occurred resulting from Guarantor's failure to comply with ERISA that is reasonably likely to result in Guarantor's incurring any liability that could have a material adverse effect on the financial condition or business operations of Guarantor. Guarantor is not an "investment company" or a company of controlled" by an "investment company" within the meaning of the Investment Company Act of 1940. Guarantor is not engaged principally, or as one of the important activities, in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulations G, T and U of the Board of Governors of the Federal Reserve System). Guarantor has complied with all the provisions of the Federal Fair Labor Standards Act.

                  3.8 Environmental Condition. None of Guarantor's properties or assets has ever been used by Guarantor or, to the best of Guarantor's knowledge, by previous owners or operators, in the disposal of, or to produce, store, handle, treat, release, or transport, any hazardous waste or hazardous substance other than in accordance with applicable law; to the best of Guarantor's knowledge, none of Guarantor's properties or assets has ever been designated or identified in any manner pursuant to any environmental protection statute as a hazardous waste or hazardous substance disposal site, or a candidate for closure pursuant to any environmental protection statute; no lien arising under any environmental protection statute has attached to any revenues or to any real or personal property owned by Guarantor; and Guarantor has not received a summons, citation, notice, or directive from the Environmental Protection Agency or any other federal or state governmental agency concerning any action or omission by Guarantor resulting in the releasing, or otherwise disposing of hazardous waste or hazardous substances into the environment..

                  3.9 Taxes. Guarantor has filed or caused to be filed all tax returns required to be filed, and has paid, or has made adequate provision for the payment of, all taxes reflected therein.

                  3.10 Government Consents. Guarantor has obtained all consents, approvals and authorizations of, made all declarations or filings with, and given all notices to, all governmental authorities that are necessary for the continued operation of Guarantor's business as currently conducted.

                  3.11 Full Disclosure. No representation, warranty or other statement made by Guarantor in any certificate or written statement furnished to Bank contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained in such certificates or statements not misleading.

         4. AFFIRMATIVE COVENANTS

                  Guarantor covenants and agrees that, until payment in full of all outstanding Obligations under the Loan Agreement and this Agreement, and for so long as Bank may have any commitment to make an Advance under the Loan Agreement, Guarantor shall do all of the following-.

                  4.1 Good Standing. Guarantor shall maintain its corporate existence and its good standing in its jurisdiction of incorporation and maintain qualification in each jurisdiction in which the failure to so qualify could have a Material Adverse Effect. Guarantor shall maintain in force all licenses, approvals and agreements, the loss of which could have a Material Adverse Effect.

                  4.2 Government Compliance. Guarantor shall comply with all statutes, laws, ordinances and government rules and regulations to which it is subject, noncompliance with which could have a Material Adverse Effect or a material adverse effect on the Collateral or the priority of Bank's Lien on the Collateral.

                  4.3 Inventory; Returns. Guarantor shall keep all Inventory in good and marketable condition, free from all material defects. Returns and allowances, if any, as between Guarantor and its account debtors shall be on the same basis and in accordance with the usual customary practices of Guarantor, as they exist at the time of the execution and delivery of this Agreement. Guarantor shall promptly notify Bank of all returns and recoveries and of all disputes and claims, where the return, recovery, dispute or claim involves more than Fifty Thousand Dollars ($50,000).

                  4.4 Taxes. Guarantor shall make due and timely payment or deposit of all material federal, state, and local taxes, assessments, or contributions required of it by law, and will execute and deliver to Bank, on demand, appropriate certificates attesting to the payment or deposit thereof; and Guarantor will make timely payment or deposit of all material tax payments and withholding taxes required of it by applicable laws, including, but not limited to, those laws concerning F.I.C.A., F.U.T.A., state disability, and local, state, and federal income taxes, and will, upon request, furnish Bank with proof satisfactory to Bank indicating that Guarantor has made such payments or deposits; provided that Guarantor need not make any payment if the amount or validity of such payment is contested in good faith by appropriate proceedings and is reserved against (to the extent required by GAAP) by Guarantor.

                  4.5 Insurance.

                           (a) Guarantor, at its expense, shall keep the
Collateral insured against loss or damage by fire, theft, explosion, sprinklers, and all other hazards and risks, and in such amounts, as ordinarily insured against by other owners in similar businesses conducted in the locations where Guarantor's business is conducted on the date hereof. Guarantor shall also maintain insurance relating to Guarantor's ownership and use of the Collateral in amounts and of a type that are customary to businesses similar to Guarantors.

                           (b) All such policies of insurance shall be in such
form, with such companies, and in such amounts as reasonably satisfactory to Bank. All such policies of property insurance shall contain a tender's loss payable endorsement, in a form satisfactory to Bank, showing Bank as an additional loss payee thereof and all liability insurance policies shall show the Bank as an additional insured, and shall specify that the insurer must give at least twenty (20) days notice to Bank before canceling its policy for any reason. Guarantor shall deliver to Bank certified copies of such policies of insurance and evidence of the payments of all premiums therefor. All proceeds payable under any such policy shall, at the option of Bank, be payable to Bank to be applied on account of the Obligations.

                  4.6 Further Assurances. At any time and from time to time Guarantor shall execute and deliver such further instruments and take such further action as may reasonably be requested by Bank to effect the purposes of this Agreement.

         5. NEGATIVE COVENANTS

                  Guarantor covenants and agrees that until payment in full of all outstanding Obligations under the Loan Agreement and this Agreement, Guarantor will not do any of the following-

                  5.1 Dispositions. Convey, sell, lease, transfer or otherwise dispose of (collectively, a "Transfer"), all or any part of its business or property, other than: (i) Transfers in the ordinary course of business; (ii) Transfers of non-exclusive licenses and similar arrangements for the use of the property of Guarantor or its Subsidiaries; or (iii) Transfers of worn-out or obsolete Equipment.

                  5.2 Change in Business. Engage in any business other than the businesses currently engaged in by Guarantor and any business substantially similar or related thereto (or incidental thereto), or suffer a material change in Guarantor's ownership. Guarantor will not, without thirty (30) days prior written notification to Bank, relocate its chief executive office.

                  5.3 Mergers or Acquisitions. Merge or consolidate, or permit any of its Subsidiaries to merge or consolidate, with or into any other business organization, or acquire, or permit any of its Subsidiaries to acquire, all or substantially all of the capital stock or property of another Person.

                  5.4 Indebtedness. Create, incur, assume or be or remain liable with respect to any Indebtedness other than Permitted Indebtedness.

                  5.5 Encumbrances. Create, incur, assume or suffer to exist any Lien with respect to any of its property, or assign or otherwise convey any right to receive income, including the sale of any Accounts, or permit any of its Subsidiaries so to do, except for Permitted Liens.

                  5.6 Distributions. Pay any dividends or make any other distribution or payment on account of or in redemption, retirement or purchase of any capital stock.

                  5.7 Investments. Directly or indirectly acquire or own any beneficial interest in (including stock, partnership interest, or other securities of), or make any loan, advance, or capital contribution to, any Person, or permit any of its Subsidiaries so to do, other than Permitted Investments.

                  5.8 Transactions with Affiliates. Directly or indirectly enter into or permit to exist any material transaction with any Affiliate of Guarantor except for transactions that are in the ordinary course of Guarantor's business, upon fair and reasonable terms that are no less favorable to Guarantor than would be obtained in an arm's length transaction with a nonaffiliated Person or entity.

                  5.9 Subordinated Debt. Make any payment in respect of any Subordinated Debt, or permit any of its Subsidiaries to make any such payment, except in compliance with the terms of such Subordinated Debt, or amend any provision contained in any documentation relating to the Subordinated Debt without Bank's prior written consent.

                  5.10 Inventory. Store the Inventory with a bailee, warehouseman, or similar party unless Bank has received a pledge of the warehouse receipt covering such Inventory. Except for Inventory sold in the ordinary course of business and except for such other locations as Bank may approve in writing, Guarantor shall keep the Inventory only at the location set forth in Section 10 hereof and such other locations of which Guarantor gives Bank prior written notice and as to which Guarantor signs and files a financing statement where needed to perfect Bank's security interest.

                  5.11 Compliance. Become an "investment company" controlled by an "investment company," within the meaning of the Investment Company Act of 1940, or become principally engaged in, or undertake as one of its important activities, the business of extending credit for the purpose of purchasing or carrying margin stock, or use the proceeds of any Advance for such purpose. Fail to meet the minimum funding requirements of ERISA, permit a Reportable Event or Prohibited Transaction, as defined in ERISA, to occur, fail to comply with the Federal Fair Labor Standards Act or violate any law or regulation, which violation could have a Material Adverse Effect or a material adverse effect on the Collateral or the priority of Bank's Lien on the Collateral, or permit any of its Subsidiaries to do any of the foregoing.

         6. EVENTS OF DEFAULT

                  Any one or more of the following events shall constitute an Event of Default by Guarantor under the Agreement:

                  6.1 Payment Default. If Guarantor fails to pay any amount under the Guaranty when due and payable.

                  6.2 Covenant Default. If Guarantor violates any of the covenants contained in Article 5 of this Agreement, or fails or neglects to perform, keep, or observe any other material term, provision, condition, covenant, or agreement contained in the Guaranty or this Agreement, in any of the Loan Documents, or in any other present or future agreement between Guarantor and Bank and as to any default under such other term, provision, condition, covenant or agreement that can be cured, has failed to cure such default within ten (10) days after the Guarantor receives notice thereof or any officer of Guarantor become aware thereof (provided that no Advances will be required to be made during such cure period); provided, however, that if the default cannot by its nature be cured within the ten (10) day period or cannot after diligent attempts by Guarantor be cured within such ten (10) day period, and such default is likely to be cured within a reasonable time, then Guarantor shall have an additional reasonable period (which shall not in any case exceed thirty (30) days) to attempt to cure such default, and within such reasonable time period the failure to have cured such default shall not be deemed an Event of Default;

                  6.3 Material Adverse Change. If there occurs a material adverse change in Guarantor's business, or if there is a material impairment of the prospect of repayment of any portion of the Obligations owing to Bank or a material impairment of the value or priority of Bank's security interests in the Collateral;

                  6.4 Attachment. If any material portion of Guarantor's assets is attached, seized, subjected to a writ or distress warrant, or is levied upon, or comes into the possession of any trustee, receiver or person acting in a similar capacity and such attachment, seizure, writ or distress warrant or levy has not been removed, discharged or rescinded within ten (10) days, or if Guarantor is enjoined, restrained, or in any way prevented by court order from continuing to conduct all or any material part of its business affairs, or if a judgment or other claim becomes a lien or encumbrance upon any material portion of Guarantor's assets, or if a notice of lein, levy, or assessment is filed of record with respect to any of Guarantor's assets by the United States Government, or any department, agency, or instrumentality thereof, or by any state, county, municipal, or governmental agency, and the same is not paid within ten (10) days after Guarantor receives notice thereof, provided that none of the foregoing shall constitute an Event of Default where such action or event is stayed or an adequate bond has been posted pending a good faith contesting by Guarantor;

                  6.5 Insolvency. If an Insolvency Proceeding is commenced by Guarantor, or if an Insolvency Proceeding is commenced against Guarantor and is not dismissed or stayed within ten (10) days;

                  6.6 Other Agreements. If there is a default in any agreement to which Guarantor is a party with a third party or parties resulting in a right by such third party or parties, whether or not exercised, to accelerate the maturity of any Indebtedness in an amount in excess of One Hundred Thousand Dollars ($100,000) or which could have a Material Adverse Effect;

                  6.7 Subordinated Debt. If Guarantor makes any payment on account of Subordinated Debt, except to the extent such payment is allowed under any subordination agreement entered into with Bank;

                  6.8 Judgments. If a judgment or judgments for the payment of money in an amount, individually or in the aggregate, of at least Fifty Thousand Dollars ($50,000) shall be rendered against Guarantor and shall remain unsatisfied and unstayed for a period of ten (10) days;

                  6.9 Loan Agreement. ff an Event of Default occurs under the Loan Agreement; or

                  6.10 Representations. If any material misrepresentation or material misstatement exists now or hereafter in any warranty or representation set forth herein or in any certificate delivered to Bank by any Responsible Officer pursuant to this Agreement or to induce Bank to enter into this Agreement or any other Loan Document.

         7. BANK'S RIGHT'S AND REMEDIES

                  7.1 Rights and Remedies. Upon the occurrence and during the continuance of an Event of Default, Bank may, at its election, without notice of its election and without demand, do any one or more of the following, all of which are authorized by Guarantor:

                           (a) Declare all Obligations, whether evidenced by
this Agreement, by any of the other Loan Documents, or otherwise, immediately due and payable (provided that upon the occurrence of an Event of Default described in Section 6.5 all Obligations shall become immediately due and payable without any action by Bank);

                           (b) Settle or adjust disputes and claims directly
with account debtors for amounts, upon terms and in whatever order that Bank reasonably considers advisable;

                           (c) Without notice to or demand upon Guarantor, make
such payments and do such acts as Bank considers necessary or reasonable to protect its security interest in the Collateral. Guarantor agrees to assemble the Collateral if Bank so requires, and to make the Collateral available to Bank as Bank may designate. Guarantor author Bank to enter the premises where the Collateral is located, to take and maintain possession of the Collateral, or any part of it, and to pay, purchase, contest, or compromise any encumbrance, charge, or lien which in Bank's determination appears to be prior or superior to its security interest and to pay all expenses incurred in connection therewith. With respect to any of Guarantor's owned premises, Guarantor hereby grants Bank a license to enter into possession of such premises and to occupy the same, without charge, in order to exercise any of Bank's rights or remedies provided herein, at law, in equity, or otherwise;

                           (d) Without notice to Guarantor set off and apply to
the Obligations any and all 4(i) balances and deposits of Guarantor held by Bank, or (ii) indebtedness at any time owing to or for the credit or the account of Guarantor held by Bank;

                           (e) Ship, reclaim, recover, store, finish, maintain,
repair, prepare for sale, advertise for sale, and sell (in the manner provided for herein) the Collateral. Bank is hereby granted a license or other right, solely pursuant to the provisions of this Section 7.1, to use, without charge, Guarantor's labels, patents, copyrights, rights of use of any name, trade secrets, trade names, trademarks, service marks, and advertising matter, or any property of a similar nature, as it pertains to the Collateral, in completing production of, advertising for sale, and selling any Collateral and, in connection with Bank's exercise of its rights under this Section, Guarantor's rights under all licenses and all franchise agreements shall inure to Bank's benefit;

                           (f) Sell the Collateral at either a public or private
sale, or both, by way of one or more contracts or transactions, for cash or on terms, in such manner and at such places (including Guarantor's premises) as Bank determines is commercially reasonable;

                           (g) Bank may credit bid and purchase at any public
sale; and

                           (h) Any deficiency that exists after disposition of
the Collateral as provided above will be paid immediately by Guarantor.

                  7.2 Power of Attorney . Effective only upon the occurrence and during the continuance of an Event of Default, Guarantor hereby irrevocably and appoints Bank (and any of Bank's designated officers, or employees) as Guarantor's true and lawful attorney to: (a) send requests for verification of Accounts or notify account debtors of Bank's security interest in the Accounts;
(b) endorse Guarantor's name on any checks or other forms of payment or security that may come into Bank's possession; (c) sign Guarantor's name on any invoice or bill of lading relating to any Account, drafts against account debtors, schedules and assignments of Accounts, verifications of Accounts, and notices to account debtors; (d) make, settle, and adjust all claims under and decisions with respect to Guarantor's policies of insurance; and (e) settle and adjust disputes and claims respecting the accounts directly with account debtors, for amounts and upon terms which Bank determines to be reasonable; provided Bank may exercise such power of attorney to sign the name of Guarantor on any of the documents described in

Section 2.2 regardless of whether an Event of Default has occurred. The appointment of Bank as Guarantor's attorney in fact, and each and every one of Bank's rights and powers, being coupled with an interest, is irrevocable until all of the Obligations have been fully repaid and performed and Bank's obligation to provide advances hereunder is terminated.

                  7.3 Bank Expenses. If Guarantor fails to pay any amounts or furnish any required proof of payment due to third persons or entities, as required under the terms of this Agreement, then Bank may do any or all of the following: (a) make payment of the same or any part thereof, or (b) obtain and maintain insurance policies of the type discussed in this Agreement, and take any action with respect to such policies as Bank deems prudent. Any amounts paid or deposited by Bank shall constitute Bank Expenses, shall be immediately due and payable, and shall bear interest at the then applicable rate hereinabove provided, and shall be secured by the Collateral. Any payments made by Bank shall not constitute an agreement by Bank to make similar payments in the future or a waiver by Bank of any Event of Default under this Agreement.

                  7.4 Bank's Liability for Collateral. So long as Bank complies with reasonable banking practices, Bank shall not in any way or manner be liable or responsible for: (a) the safekeeping of the Collateral; (b) any loss or damage thereto occurring or arising in any manner or fashion from any cause; (c) any diminution in the value thereof; or (d) any act or default of any carrier, warehouseman, bailee, forwarding agency, or other person whomsoever. All risk of loss, damage or destruction of the Collateral shall be borne by Guarantor.

                  7.5 Remedies Cumulative. Bank's rights and remedies under this Agreement, the Loan Documents, and all other agreements shall be cumulative. Bank shall have all other rights and remedies not inconsistent herewith as provided under the Code, by law, or in equity. No exercise by Bank of one right or remedy shall be deemed an election, and no waiver by Bank of any Event of Default on Guarantor's part shall be deemed a continuing waiver. No delay by Bank shall constitute a waiver, election, or acquiescence by it.

                  7.6 Demand; Protest. Guarantor waives demand, protest, notice of protest, notice of default or dishonor, notice of payment and nonpayment, notice of any default, nonpayment at maturity, release, compromise, settlement, extension, or renewal of accounts, documents, instruments, chattel paper, and guarantees at any time held by Bank on which Guarantor may in any way be liable.

         8. NOTICES

                  Unless otherwise provided in this Agreement, all notices or demands by any party relating to this Agreement or any other agreement entered into in connection herewith shall be in writing and (except for financial statements and other informational documents which may be sent by first-class mail, postage prepaid) shall be personally delivered or sent by certified mail, postage prepaid, return receipt requested, or by prepaid telefacsimile to Guarantor or to Bank, as the case may be, at its addresses set forth below:

                  If to Guarantor:  Bio Tek Solutions, Inc.
                                    3865 North Business Center Drive
                                    Tuscon, AZ  85705
                                    Attn:_____________________
                                    FAX:______________________

                  If to Bank:       Silicon Valley Bank
                                    1731 Embarcadero Road, Suite 220
                                    Palo Alto, CA 94303
                                    Attn: Kevin Conway
                                    FAX: (415) 812-0640

         The parties hereto may change the address at which they are to receive notices hereunder, by notice in writing in the foregoing manner given to the other.

         9. CHOICE OF LAW AND VENUE; JURY TRIAL WAIVER

                  This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of California, without regard to principles of conflicts of law. Each of Guarantor and Bank hereby submits to the exclusive jurisdiction of the state and Federal courts located in the County of Santa Clara, State of California. GUARANTOR AND BANK EACH HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF ANY OF THE LOAN DOCUMENTS OR ANY OF THE TRANSACTIONS CONTEMPLATED THEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. EACH PARTY RECOGNIZES AND AGREES THAT THE FOREGOING WAIVER CONSTITUTES A MATERIAL INDUCEMENT FOR IT TO ENTER INTO THIS AGREEMENT. EACH PARTY REPRESENTS AND WARRANTS THAT IT HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL AND THAT IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL.

         10. GENERAL PROVISIONS

                  10.1 Successors and Assigns. This Agreement shall bind and inure to the benefit of the respective successors and permitted assigns of each of the parties; provided, however, that neither this Agreement nor any rights hereunder may be assigned by Guarantor without Bank's prior written consent, which consent may be granted or withheld in Bank's sole discretion. Bank shall have the right without the consent of or notice to Guarantor to sell, transfer, negotiate, or grant participation in all or any part of, or any interest in Bank's obligations, rights and benefits hereunder.

                  10.2 Indemnification. Guarantor shall defend, indemnify and hold harmless Bank and its officers, employees, and agents against: (a) all obligations, demands, claims, and liabilities claimed or asserted by any other party in connection with the transactions contemplated by this Agreement; and
(b) all losses or Bank Expenses in any way suffered, incurred, or paid by Bank as a result of or in any way arising out of, following, or consequential to transactions between Bank and Guarantor whether under this Agreement, or otherwise (including without limitation reasonable attorneys fees and expenses), except for losses caused by Bank's gross negligence or willful misconduct.

                  10.3 Time of Essence. Time is of the essence for the performance of all obligations set forth in this Agreement.

                  10.4 Severability of Provisions. Each provision of this Agreement shall be severable from every other provision of this Agreement for the purpose of determining the legal enforceability of any specific provision.

                  10.5 Amendments in Writing, Integration. This Agreement cannot be changed or terminated orally. All prior agreements, understandings, representations, warranties, and negotiations between the parties hereto with respect to the subject matter of this Agreement, if any, are merged into this Agreement and the Loan Documents.

                  10.6 Counterparts. This Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Agreement.

                  10.7 Survival. All covenants, representations and warranties made in this Agreement shall continue in full force and effect so long as any Obligations remain outstanding. The obligations of Guarantor to indemnify Bank with respect to the expenses, damages, losses, costs and liabilities described in Section 10.2 shall survive until all applicable statute of limitations periods with respect to actions that may be brought against Bank have run.

         IN WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.

                             BIO TEK SOLUTIONS, INC.


                             By:_______________________________________________

                             Title:____________________________________________


                             SILICON VALLEY BANK


                             By:_______________________________________________

                             Title:____________________________________________

                                    EXHIBIT A


         The Collateral shall consist of all right, title and interest of Guarantor in and to the following:

         (a) All goods and equipment now owned or hereafter acquired, including, without limitation, all machinery, fixtures, vehicles (including motor vehicles and trailers), and any interest in any of the foregoing, and all attachments, accessories, accessions, replacements, substitutions, additions, and improvements to any of the foregoing, wherever located;

         (b) All inventory, now owned or hereafter acquired, including, without limitation, an merchandise, raw materials, parts, supplies, packing and shipping materials, work in process and finished products including such inventory as is temporarily out of Guarantor's custody or possession or in transit and including any returns upon any accounts or other proceeds, including insurance proceeds, resulting from the sale or disposition of any of the foregoing and any documents of title representing any of the above, and Guarantor's Books relating to any of the foregoing;

         (c) All contract rights and general intangibles now owned or hereafter acquired, including, without limitation, goodwill, trademarks, service marks, trade styles, trade names, patents, patent applications, leases, license agreements, franchise agreements, blueprints, drawings, purchase orders, customer lists, route lists, infringements, claims, computer programs, computer discs, computer tapes, literature, reports, catalogs, design rights, income tax refunds, payments of insurance and rights to payment of any kind;

         (d) All now existing and hereafter arising accounts, contract rights, royalties, license rights and all other forms of obligations owing to Guarantor arising out of the sale or lease of goods, the licensing of technology or the rendering of services by Guarantor, whether or not earned by performance, and any and all credit insurance, guaranties, and other security therefor, as well as all merchandise returned to or recorded by Guarantor and Guarantor's Books relating to any of the foregoing;

         (e) All documents, cash, deposit accounts, securities, letters of credit, certificates of deposit, instruments and chattel paper now owned or hereafter acquired and Guarantor's Books relating to the foregoing;

         (f) All copyright rights, copyright applications, copyright registrations and like protections in each work of authorship and derivative work thereof, whether published or unpublished, now owned or hereafter acquired; all trade secret rights, including all rights to unpatented inventions, know-how, operating manuals, license rights and agreements and confidential information, now owned or hereafter acquired; all mask work or similar rights available for the protection of semiconductor chips, now owned or hereafter acquired; all claims for damages by way of any past, present and future infringement of any of the foregoing; and

         (g) Any and all claims, rights and interests in any of the above and all substitutions for, additions and accessions to and proceeds thereof.

- -------------------------------------------------------------------------------


                             BIO TEK SOLUTIONS, INC.

                          GUARANTOR SECURITY AGREEMENT

- -------------------------------------------------------------------------------

                                                                     PAGE
                                                                     ----
1.       DEFINITIONS AND CONSTRUCTION..............................    1
         1.1      Definitions......................................    1
         1.2      Accounting Terms.................................    4

2.       CREATION OF SECURITY INTEREST.............................    4
         2.1      Grant of Security Interest.......................    4
         2.2      Delivery of Additional Documentation Required....    4
         2.3      Right to Inspect.................................    4

3.       REPRESENTATIONS AND WARRANTIES............................    4
         3.1      Due Organization and Qualification...............    4
         3.2      Due Authorization; No Conflict...................    4
         3.3      No Prior Encumbrances............................    4
         3.4      Name; Location of Chief Executive Office.........    4
         3.5      Litigation.......................................    5
         3.6      Solvency.........................................    5
         3.7      Regulatory Compliance............................    5
         3.8      Environmental....................................    5
         3.9      Taxes............................................    5
         3.10     Government Consents..............................    5
         3.11     Full Disclosure..................................    5

4.       AFFIRMATIVE COVENANTS.....................................    5
         4.1      Good Standing....................................    6
         4.2      Government Compliance............................    6
         4.3      Inventory; Returns...............................    6
         4.4      Taxes............................................    6
         4.5      Insurance........................................    6
         4.6      Further Assurances...............................    6

5.       NEGATIVE COVENANTS........................................    7
         5.1      Dispositions.....................................    7
         5.2      Change in Business...............................    7
         5.3      Mergers or Acquisitions..........................    7
         5.4      Indebtedness.....................................    7
         5.5      Encumbrances.....................................    7
         5.6      Distributions....................................    7
         5.7      Investments......................................    7
         5.8      Transactions with Affiliates.....................    7
         5.9      Subordinated Debt................................    7
         5.10     Inventory........................................    7
         5.11     Compliance.......................................    8

6.       EVENTS OF DEFAULT.........................................    8
         6.1      Payment Default..................................    8
         6.2      Covenant Default.................................    8
         6.3      Material Adverse Change..........................    8
         6.4      Attachment.......................................    8

                                TABLE OF CONTENTS
                                   (CONTINUED)

                                                                     PAGE
                                                                     ----
         6.5      Insolvency.......................................    9
         6.6      Other Agreements.................................    9
         6.7      Subordinated Debt................................    9
         6.8      Judgments........................................    9
         6.9      Loan Agreement...................................    9
         6.10     Representations..................................    9

7.       BANK'S RIGHT'S AND REMEDIES...............................    9
         7.1      Rights and Remedies..............................    9
         7.2      Power of Attorney ...............................   10
         7.3      Bank Expenses....................................   10
         7.4      Bank's Liability for Collateral..................   10
         7.5      Remedies Cumulative..............................   11
         7.6      Demand; Protest..................................   11

8.       NOTICES...................................................   11

9.       CHOICE OF LAW AND VENUE; JURY TRIAL WAIVER................   11

10.      GENERAL PROVISIONS........................................   12
         10.1     Successors and Assigns...........................   12
         10.2     Indemnification..................................   12
         10.3     Time of Essence..................................   12
         10.4     Severability of Provisions.......................   12
         10.5     Amendments in Writing, Integration...............   12
         10.6     Counterparts.....................................   12
         10.7     Survival.........................................   12

                     COLLATERAL ASSIGNMENT, PATENT MORTGAGE
                             AND SECURITY AGREEMENT

     This Collateral Assignment, Patent Mortgage and Security Agreement is made as of the 20 day of February, 1995, by and between Ventana Medical Systems, Inc., a Delaware corporation ("Assignor"), and Silicon Valley Bank, a California banking corporation ("Assignee").


                                    RECITALS

     A. Assignee has agreed to lend to Assignor certain funds (the "Loan"), pursuant to a Loan and Security Agreement dated as of February 20, 1995 (the "Loan Agreement") and Assignor desires to borrow such funds from Assignee. The Loan is or will be by one or more promissory notes (a "Note" or, collectively, the "Notes") and is secured pursuant to the terms of the Loan Agreement.

     B. In order to induce Assignee to make or amend the terms of the Loan, Assignor has agreed to assign certain intangible property to Assignee for purposes of securing the obligations of Assignor to Assignee.

     NOW, THEREFORE, THE PARTIES HERETO AGREE AS FOLLOWS:

     1. ASSIGNMENT, PATENT MORTGAGE AND GRANT OF SECURITY INTEREST. As collateral security for the prompt and complete payment and performance of all of Assignor's present or future indebtedness, obligations and liabilities to Assignee, Assignor hereby assigns, transfers, conveys and grants a security interest and mortgage to Assignee, as security, but not as an ownership interest in and to Assignor's entire right, title and interest in, to and under the following (all of which shall collectively be called the "Collateral"):

          (a) Any and all copyright rights, copyright applications, copyright registrations and like protections in each work or authorship and derivative work thereof, whether published or unpublished and whether or not the same also constitutes a trade secret, now or hereafter existing, created, acquired or held, including without limitation those set forth on EXHIBIT A attached hereto (collectively, the "Copyrights");

          (b) Any and all trade secrets, and any and all intellectual property rights in computer software and computer software products now or hereafter existing, created, acquired or held;

          (c) Any and all design rights which may be available to Assignor now or hereafter existing, created, acquired or held;

          (d) All patents, patent applications and like protections including, without limitation, improvements, divisions, continuations, renewals, reissues, extensions and continuations-in-part of the same, including without limitation the patents and patent applications set forth on EXHIBIT B attached hereto (collectively, the "Patents");

          (e) Any trademark and servicemark rights, whether registered or not, applications to register and registrations of the same and like protections, and the entire goodwill of the business of Assignor connected with and symbolized by such trademarks, including without limitation those set forth on EXHIBIT C attached hereto (collectively, the "Trademarks");

          (f) Any and all claims for damages by way of past, present and future infringements of any of the rights included above, with the right, but not the obligation, to sue for and collect such damages for said use or infringement of the intellectual property rights identified above;

         (g) All licenses or other rights to use any of the Copyrights, Patents or Trademarks, and all license fees and royalties arising from such use to the extent permitted by such license or rights; and

         (h) All amendments, extensions, renewals and extensions of any of the Copyrights, Trademarks or Patents; and

         (i) All proceeds and products of the foregoing, including without limitation all payments under insurance or any indemnity or warranty payable in respect of any of the foregoing.

THE INTEREST IN THE COLLATERAL BEING ASSIGNED HEREUNDER SHALL NOT BE CONSTRUED AS A CURRENT ASSIGNMENT, BUT AS A CONTINGENT ASSIGNMENT TO SECURE ASSIGNOR'S OBLIGATIONS TO ASSIGNEE UNDER THE NOTE AND THE LOAN AGREEMENT.

     2. AUTHORIZATION AND REQUEST. Assignor authorizes and requests that the Register of Copyrights and the Commissioner of Patents and Trademarks, as applicable, record this conditional assignment.

     3. COVENANTS AND WARRANTIES. Assignor represents, warrants, covenants and agrees as follows:

        (a) Assignor is now the sole owner of the Collateral, except for non-exclusive licenses granted by Assignor to its customers in the ordinary course of business;

        (b) Performance of this Assignment does not conflict with or result in a breach of any agreement to which Assignor is bound, except to the extent that certain intellectual property agreements prohibit the assignment of the rights thereunder to a third party without the licensor's or other party's consent and this Assignment constitutes an assignment;

        (c) During the term of this Agreement, Assignor will not transfer or otherwise encumber any interest in the Collateral except for non-exclusive licenses granted by Assignor in the ordinary course of business or as set forth in this Assignment;

        (d) To its knowledge, each of the Patents is valid and enforceable, and no part of the Collateral has been judged invalid or unenforceable, in whole or in part, and no claim has been made that any part of the Collateral violates the rights of any third party;

        (e) Assignor shall promptly advise Assignee of any material adverse change in the composition of the Collateral, including but not limited to any subsequent ownership right of the Assignor in or to any Trademark, Patent or Copyright not specified in this Assignment;

        (f) Assignor shall (i) protect, defend and maintain the validity and enforceability of the Trademarks, Patents and Copyrights, (ii) use its best efforts to detect infringements of the Trademarks, Patents and Copyrights and promptly advise Assignee in writing of material infringements detected and
(iii) not allow any Trademarks, Patents, or Copyrights to be abandoned, forfeited or dedicated to the public without the written consent of Assignee, which shall not be unreasonably withheld unless Assignor determines that reasonable business practices suggest that abandonment is appropriate.

        (g) Assignor shall promptly register the most recent version of any of Assignor's Copyrights, if not so already registered, and shall, from time to time, execute and file such other instruments, and take such further actions as Assignee may reasonably request from time to time to perfect or continue the perfection of Assignee's interest in the Collateral;

        (h) This Assignment creates, and in the case of after acquired Collateral, this Assignment will create at the time Assignor first has rights in such after acquired Collateral, in favor of Assignee a valid and perfected first priority security interest in the Collateral in the United States securing the payment and performance of the obligations evidenced by the Note upon making the filings referred to in clause (i) below;

                (i) To its knowledge, except for, and upon, the filing with the United States Patent and Trademark office with respect to the Patents and Trademarks and the Register of Copyrights with respect to the Copyrights necessary to perfect the security interests and assignment created hereunder and except as has been already made or obtained, no authorization, approval or other action by, and no notice to or filing with, any U.S. governmental authority of U.S. regulatory body is required either (i) for the grant by Assignor of the security interest granted hereby or for the execution, delivery or performance of this Assignment by Assignor in the U.S. or (ii) for the perfection in the United States or the exercise by Assignee of its rights and remedies thereunder;

                (j) All information heretofore, herein or hereafter supplied to Assignee by of on behalf of Assignor with respect to the Collateral is accurate and complete in all respects.

                (k) Assignor shall not enter into any agreement that would materially impair or conflict with Assignor's obligations hereunder without Assignee's prior written consent, which consent shall not be unreasonably withheld. Assignor shall not permit the inclusion in any material contract to which it becomes a party of any provisions that could or might in any way prevent the creation of a security interest in Assignor's rights and interest in any property included within the definition of the Collateral acquired under such contracts, except that certain contacts may contain anti-assignment provisions that could in effect prohibit the creation of a security interest in such contracts.

                (l) Upon any executive officer of Assignor obtaining actual knowledge thereof, Assignor will promptly notify Assignee in writing of any event that materially adversely affects the value of any material Collateral, the ability of Assignor to dispose of any material Collateral of the rights and remedies of Assignee in relation thereto, including the levy of any legal process against any of the Collateral.

        4. ASSIGNEE'S RIGHTS. Assignee shall have the right, but not the obligation, to take, at Assignor's sole expense, any actions that Assignor is required under this Assignment to take but which Assignor fails to take, after fifteen (15) days' notice to Assignor. Assignor shall reimburse and indemnify Assignee for all reasonable costs and reasonable expenses incurred in the reasonable exercise of its rights under this Section 4.

        5. INSPECTION RIGHTS. Assignor hereby grants to Assignee and its employees, representatives and agents the right to visit, during reasonable hours upon prior reasonable written notice to Assignor, and any of Assignor's plants and facilities that manufacture, install of store products (or that have done so during the prior six-month period) that are sold utilizing any of the Collateral, and to inspect the products and quality control records relating thereto upon reasonable written notice to Assignor and as often as may be reasonably requested, but not more than one (1) in every six (6) months; provided, however, nothing herein shall entitle Assignee access to Assignor's trade secrets and other proprietary information.

        6.      FURTHER ASSURANCES; ATTORNEY IN FACT

                (a) On a continuing basis, Assignor will, subject to any prior licenses, encumbrances and restrictions and prospective licenses, make, execute, acknowledge and deliver, and file and record in the proper filing and recording places in the United States, all such instruments, including, appropriate financing and continuation statements and collateral agreements and filings with the United States Patent and Trademarks Office, and the Register of Copyrights, and take all such action as may reasonably be deemed necessary or advisable, or as requested by Assignee, to perfect Assignee's security interest in all Copyrights, Patents and Trademarks and otherwise to carry out the intent and purposes of this Collateral Assignment, or for assuring and confirming to Assignee the grant or perfection of a security interest in all Collateral.

                (b) Assignor hereby irrevocably appoints Assignee as Assignor's attorney-in-fact, with full authority in the place and stead of Assignor and in the name of Assignor, Assignee or otherwise, from time to time in Assignee's discretion, upon Assignor's failure or inability to do so, to take any action and to execute any instrument which Assignee may deem necessary or advisable to accomplish the purposes of this Collateral Assignment, including:

                       (i) To modify, in its sole discretion, this Collateral Assignment without first obtaining Assignor's approval of or signature to such modification by amending Exhibit A, Exhibit B and Exhibit C, thereof, as appropriate, to include reference to any right, title or interest in any Copyrights, Patents or Trademarks acquired by Assignor after the execution hereof or to delete any reference to any right, title of interest in any Copyrights, Patents or Trademarks in which Assignor no longer has or claim any right, title or interest; and

                       (ii) To file, in its sole discretion, one or more financing or continuation statements and amendments thereto, relative to any of the Collateral without the signature of Assignor where permitted by law.

        7. EVENTS OF DEFAULT. The occurrence of any of the following shall constitute an Event of Default under the Assignment:

                (a) An Event of Default occurs under the Loan Agreement or any Note; or

                (b) Assignor breaches any warranty, covenant or agreement made by Assignor in this Assignment, of if such breach is capable of being cured, Assignor fails to cure such breach within five (5) days of the occurrence of such breach.

        8. REMEDIES. Upon the occurrence and continuance of an Event of Default, Assignee shall have the right to exercise all the remedies of a secured party under the California Uniform Commercial Code, including without limitation the right to require Assignor to assemble the Collateral and any tangible property in which Assignee has a security interest and to make it available to Assignee at a place designated by Assignee, Assignee shall have a nonexclusive, royalty free license to use the Copyrights, Patents and Trademarks to the extent reasonably necessity to permit Assignee to exercise its rights and remedies upon the occurrence of an Event of Default. Assignor will pay any expenses
(including reasonable attorney's fees) incurred by Assignee in connection with the exercise of any of Assignee's rights hereunder, including without limitation any expenses incurred in disposing of the Collateral. All of Assignee's rights and remedies with respect to the Collateral shall be cumulative.

        9. INDEMNITY. Assignor agrees to defend, indemnify and hold harmless Assignee and its officers, employees, and agents against: (a) all obligations, demands, claims, and liabilities claimed or asserted by any other party on connection with the transactions contemplated by this Agreement, and
(b) all losses or expenses in any way suffered, incurred, or paid by Assignee as a result of or in any way arising out of, following or consequential to transactions between Assignee and Assignor, whether under this Assignment or otherwise (including without limitation, reasonable attorneys fees and reasonable expenses), except for losses arising from or out of Assignee's gross negligence of willful misconduct.

        10. REASSIGNMENT. At such time as Assignor shall completely satisfy all of the obligations secured hereunder, Assignee shall execute and deliver to Assignor all deed, assignments, and other instruments as may necessary or proper to reinvest in Assignor full title to the property assigned hereunder, subject to any disposition thereof which may have been made by Assignee pursuant hereto.

        11. COURSE OF DEALING. No course of dealing, nor any failure to exercise, nor any delay in exercising any right, power or privilege hereunder shall operate as a waiver thereof.

        12. ATTORNEYS' FEES. If any action relating to this Assignment is brought by either party hereto against the other party, the prevailing party shall be entitled to recover reasonable attorneys fees, costs and disbursements.

        13. AMENDMENTS. This Assignment may be amended only by a written instrument signed by both parties hereto.

     14. COUNTERPARTS. This Assignment may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute the same instrument.

     15. CALIFORNIA LAW AND JURISDICTION. This Assignment shall be governed by the laws of the State of California, without regard for choice of law provisions. Assignor and Assignee consent to the nonexclusive jurisdiction of any state or federal court located in Santa Clara County, California.

     16. CONFIDENTIALITY. In handling any confidential information, Assignee shall exercise the same degree of care that it exercises with respect to its own proprietary information of the same types to maintain the confidentiality of any non-public information thereby received or received pursuant to this Assignment except that the disclosure of this information may be made (i) to the affiliates of the Assignee, (ii) to prospective transferee or purchasers of an interest in the obligations secured hereby, provided that they have entered into comparable confidentiality agreement in favor of Assignor and have delivered a copy to Assignor, (iii) as required by law, regulation, rule or order, subpoena judicial order or similar order and (iv) as may be required in connection with the examination, audit or similar investigation of Assignee.

IN WITNESS WHEREOF, the parties hereto have executed this Assignment on the day and year first above written.

ADDRESS OF ASSIGNOR:                    ASSIGNOR:

3865 North Business Center Drive        VENTANA MEDICAL SYSTEMS, INC.
Tucson, Arizona 85705
                                        By:    /s/ R. MICHAEL RODGERS
                                               ------------------------
                                        Name:  R. Michael Rodgers
                                               ------------------------
                                        Title: Vice President
                                               ------------------------




ADDRESS OF ASSIGNEE:                    ASSIGNEE:

1731 Embarcadero Road, Suite 220        Silicon Valley Bank
Palo Alto, California 94303
                                        By:    /s/ DEBRA R. GUERIN
                                               ------------------------
                                        Name:  Debra R. Guerin
                                               ------------------------
                                        Title: Vice President/Mgr
                                               National Accts. Services
                                               ------------------------

Exhibit "A" attached to that certain Collateral Assignment, Patent Mortgage and Security Agreement dated February 20, 1995.

                                   EXHIBIT "A"
                                   COPYRIGHTS


SCHEDULE A - ISSUED COPYRIGHTS

      COPYRIGHT                 REGISTRATION                 DATE OF
     DESCRIPTION                   NUMBER                    ISSUANCE
     -----------                ------------                 ---------
     NONE




SCHEDULE B - PENDING COPYRIGHT APPLICATIONS

                                                                FIRST DATE
     COPYRIGHT       APPLICATION     DATE OF      DATE OF       OF PUBLIC
    DESCRIPTION        NUMBER        FILING       CREATION     DISTRIBUTION
    -----------      -----------     -------      --------     ------------
    NONE


SCHEDULE C - UNREGISTERED COPYRIGHTS (Where No Copyright Application is Pending)


                                                              DATE AND
                                                             RECORDATION
                                                               NUMBER
                                          ORIGINAL        OF ASSIGNMENT TO
                                          AUTHOR OR      ORIGINAL AUTHOR OR
                                          OWNER OF          ASSIGNOR (IF
                          FIRST DATE      COPYRIGHT      OWNER OF COPYRIGHT
 COPYRIGHT     DATE OF        OF        (IF DIFFERENT     IS DIFFERENT FROM
DESCRIPTION   CREATION   DISTRIBUTION    FROM ASSIGNOR        ASSIGNOR
- ----------    --------   ------------   --------------   ------------------
NONE

Exhibit "B" attached to that certain Collateral Assignment, Patent Mortgage and Security Agreement dated February 20, 1995.

                                   EXHIBIT "B"
                                     PATENTS

PATENT
DESCRIPTION                            DOCKET NO.     COUNTRY      SERIAL NO.     FILING DATE      STATUS
- -----------                            ----------     -------    ------------     -----------     -------
Immunohistochemical Staining
Method and Reagants Therefor             M-1654          US       07/488348         03/02/90      Granted

Immunohistochemical Staining
Method and Reagants Therefor           M-1654-1P         CA       2077451-7         02/27/91      Pending

Immunohistochemical Staining
Method and Reagants Therefor           M-1654-1P         EP       91905916.2        02/27/91      Pending

Immunohistochemical Staining
Method and Reagants Therefor           M-1654-1P         JP       505979/91         02/27/91      Pending

Immunohistochemical Staining
Method and Reagants Therefor           M-1654-1P         US       07/924053         08/31/92      Granted

Improved Immunohistochemical
Staining Method and Reagants
Therefor                               M-1654-2D         US       08/212415         03/11/94      Allowed

Automated Biological Reaction
Apparatus                              M-1665-1P         CA       2077452-5         02/28/91      Pending

Automated Biological Reaction
Apparatus                              M-1665-1P         EP       91906210.9        02/28/91      Pending

Automated Biological Reaction
Apparatus                              M-1665-1P         JP       505990/91         02/28/91      Pending

Liquid Dispenser                         M-1767          CA         2116101         09/04/92      Pending

Liquid Dispenser                         M-1767          EP       92920004.6        09/04/92      Pending

Liquid Dispenser                         M-1767          JP       506079/93         03/03/94      Pending

Liquid Dispenser                         M-1767          US       07/762327         09/18/91      Granted

High Temperature Evaporation
Inhibitor Liquid                         M-2450          US       08/155935         11/15/93      Pending


High Temperature Evaporation
Inhibitor Liquid                         M-2450         PCT      US94/12627         11/02/94      Pending


Bisulfite-Based Tissue Fixative          M-2539          US       08/152864         11/15/93      Allowed

Biotin/Avidin Formulation                M-2599          US       08/152864         11/15/93      Pending

                                 EXHIBIT "B"
                                   PATENTS

PATENT DESCRIPTION                      DOCKET NO.       COUNTRY       SERIAL NO.       FILING DATE       STATUS
- ----------------------------------      ----------       -------       ----------       -----------       ------
Automated Biological Reaction           M-1665-2C          US          08/352966         12/09/94         Pending
Apparatus

Specimen Slide with Reagent              M-3164            US           Applied          02/17/95         Pending
Channel and Method for Using
Same

Exhibit "C" attached to that certain Collateral Assignment, Patent Mortgage and Security Agreement dated February 20, 1995.


                                   EXHIBIT "C"

                                   TRADEMARKS

   TRADEMARK
  DESCRIPTION         COUNTRY        SERIAL NO.        REG. NO        STATUS
  -----------         -------        ----------        -------        ------
  NONE

- --------------------------------------------------------------------------------

                            BIO TEK SOLUTIONS, INC.

                          GUARANTOR SECURITY AGREEMENT

- --------------------------------------------------------------------------------

                               TABLE OF CONTENTS


                                                                            PAGE
                                                                            ----

1.   DEFINITIONS AND CONSTRUCTION..........................................   1
     1.1  Definitions......................................................   1
     1.2  Accounting Terms.................................................   4

2.   CREATION OF SECURITY INTEREST ........................................   4
     2.1  Grant of Security Interest ......................................   4
     2.2  Delivery of Additional Documentation Required ...................   4
     2.3  Right to Inspect ................................................   4

3.   REPRESENTATIONS AND WARRANTIES .......................................   4
     3.1  Due Organization and Qualification ..............................   4
     3.2  Due Authorization; No Conflict ..................................   4
     3.3  No Prior Encumbrances ...........................................   4
     3.4  Name; Location of Chief Executive Office ........................   4
     3.5  Litigation ......................................................   5
     3.6  Solvency ........................................................   5
     3.7  Regulatory Compliance ...........................................   5
     3.8  Environmental ...................................................   5
     3.9  Taxes ...........................................................   5
     3.10 Government Consents .............................................   5
     3.11 Full Disclosure .................................................   5

4.   AFFIRMATIVE COVENANTS ................................................   5
     4.1  Good Standing ...................................................   6
     4.2  Government Compliance ...........................................   6
     4.3  Inventory; Returns ..............................................   6
     4.4  Taxes ...........................................................   6
     4.5  Insurance .......................................................   6
     4.6  Further Assurances ..............................................   6

5.   NEGATIVE COVENANTS ...................................................   7
     5.1  Dispositions ....................................................   7
     5.2  Change in Business ..............................................   7
     5.3  Mergers or Acquisitions .........................................   7
     5.4  Indebtedness ....................................................   7
     5.5  Encumbrances ....................................................   7
     5.6  Distributions ...................................................   7
     5.7  Investments .....................................................   7
     5.8  Transactions with Affiliates ....................................   7
     5.9  Subordinated Debt ...............................................   7
     5.10 Inventory .......................................................   7
     5.11 Compliance ......................................................   8

6.   EVENTS OF DEFAULT ....................................................   8
     6.1  Payment Default .................................................   8
     6.2  Covenant Default ................................................   8
     6.3  Material Adverse Change .........................................   8
     6.4  Attachment ......................................................   8
     6.5  Insolvency ......................................................   9

                               TABLE OF CONTENTS
                                  (CONTINUED)


                                                                     PAGE
                                                                     ----

       6.6     Other Agreements..................................     9
       6.7     Subordinated Debt.................................     9
       6.8     Judgments.........................................     9
       6.9     Loan Agreement....................................     9
       6.10    Representations...................................     9


7.     BANK'S RIGHT'S AND REMEDIES...............................     9
       7.1     Rights and Remedies...............................     9
       7.2     Power of Attorney.................................    10
       7.3     Bank Expenses.....................................    10
       7.4     Bank's Liability for Collateral...................    10
       7.5     Remedies Cumulative...............................    11
       7.6     Demand; Protest...................................    11

8.     NOTICES...................................................    11

9.     CHOICE OF LAW AND VENUE; JURY TRIAL WAIVER................    11

10.    GENERAL PROVISIONS........................................    12
       10.1    Successors and Assigns............................    12
       10.2    Indemnification...................................    12
       10.3    Time of Essence...................................    12
       10.4    Severability of Provisions........................    12
       10.5    Amendments in Writing, Integration................    12
       10.6    Counterparts......................................    12
       10.7    Survival..........................................    12

     This SECURITY AGREEMENT is entered into as of March 22, 1996 by and between SILICON VALLEY BANK ("Bank") and BIO TEK SOLUTIONS, INC. ("Guarantor").


                                    RECITALS

     Ventana Medical Systems, Inc. wishes to obtain credit from time to time from Bank pursuant to a Loan and Security Agreement, as amended by an Amendment to Loan and Security Agreement of even date (the "Loan Agreement"). Bank has agreed to enter into the Loan Agreement, provided Guarantor guarantees payment and performance obligations under the Loan Agreement in accordance with the terms of the Guaranty, and secures the Guaranty pursuant to the terms of this Agreement.


                                   AGREEMENT

     The parties agree as follows:

     1.   DEFINITIONS AND CONSTRUCTION

          1.1 Definitions. As used in this Agreement, the following terms shall have the following definitions.

               "Bank Expenses" means all: reasonable costs or expenses (including reasonable attorneys' fees and expenses) incurred in connection with the preparation, negotiation, administration, and enforcement of the Loan Documents; and Bank's reasonable attorneys' fees and expenses incurred in amending, enforcing or defending the Loan Documents, whether or not suit is brought.

               "Business Day" means any day that is not a Saturday, Sunday, or other day on which banks in the State of California are authorized or required to close.

               "Code" means the California Uniform Commercial Code.

               "Collateral" means the property described on Exhibit A attached hereto.

               "Contingent Obligation" means, as applied to any Person, any direct or indirect liability, contingent or otherwise, of that Person with respect to any indebtedness, lease, dividend, letter of credit or other obligation of another, including without limitation, any such obligation directly or indirectly guaranteed, endorsed, co-made or discounted or sold with recourse by that Person, or in respect of which that Person is otherwise directly or indirectly liable; provided, however, that the term "Contingent Obligation" shall not include endorsements for collection or deposit in the ordinary course of business. The amount of any Contingent Obligation shall be deemed to be an amount equal to the stated or determined amount of the primary obligation in respect of which such Contingent Obligation is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof as determined by such Person in good faith; provided, however, that such amount shall not in any event exceed the maximum amount of the obligations under the guarantee or other support arrangement.

               "Equipment" means machinery, equipment, tenant improvements, furniture, fixtures, vehicles, tools, parts and attachments.

                     "ERISA" means the Employment Retirement Income Security Act of 1974, as amended, and the regulations thereunder.

                     "GAAP" means generally accepted accounting principles as in effect from time to time.

                     "Guarantor's Books" means all of Guarantor's books and records including ledgers; records concerning Guarantor's assets or liabilities, the Collateral, business operations or financial condition; and all computer programs, or tape files, and the equipment, containing such information.

                     "Guaranty" means the unconditional guaranty executed by Guarantor for the benefit of Bank, as amended from time to time.

                     "Indebtedness" means (a) all indebtedness for borrowed money or the deferred purchase price of property or services, including without limitation reimbursement and other obligations with respect to surety bonds and letters of credit, (b) all obligations evidenced by notes, bonds, debentures or similar instruments, (c) all capital lease obligations and (d) all Contingent Obligations.

                     "Insolvency Proceeding" means any proceeding commenced by or against any person or entity under any provision of the United States Bankruptcy Code, as amended, or under any other bankruptcy or insolvency law, including assignments for the benefit of creditors, formal or informal moratoria, compositions, extension generally with its creditors, or proceedings seeking reorganization, arrangement, or other relief.

                     "IRC" means the Internal Revenue Code of 1986, as amended, and the regulations thereunder.

                     "Lien" means any mortgage, hen, security interest or other encumbrance.

                     "Loan Documents" means, collectively, this Agreement, the Guaranty executed by Guarantor, and any other agreement entered into between Guarantor and Bank, all as amended or extended from time to time.

                     "Material Adverse Effect" means a material adverse effect on the business operations or financial condition of Guarantor and its Subsidiaries taken as a whole.

                     "Negotiable Collateral" means all of Guarantor's present and future letters of credit of which it is a beneficiary, notes, drafts, instruments, securities, documents of title, and chattel paper, and Guarantor's Books relating to any of the foregoing.

                     "Obligations" means all amounts owned to the Bank by Guarantor pursuant to the Guaranty, this Agreement or any other agreement, whether absolute or contingent, due or to become due, now existing or hereafter arising.

                     "Permitted Indebtedness" means:

                     (a)    Existing Indebtedness disclosed to Bank in writing;

                     (b)    Subordinated Debt; and

                     (c) Indebtedness to trade creditors incurred in the ordinary course of business.

                     "Permitted Investment" means:

                     (a) Investments existing on the Closing Date disclosed to Bank in writing; and

                     (b) (i) marketable direct obligations issued or unconditionally guaranteed by the United States of America or any agency or any State thereof maturing within one (1) year from the date of acquisition thereof,
(ii) commercial paper maturing no more than (1) year from the date of creation thereof and currently having the highest rating obtainable from either Standard & Poor's Corporation or Moody's Investors Service, Inc., and (iii) certificates of deposit maturing no more than one (1) year from the date of investment therein issued by Bank.

                     "Permitted Liens" means the following.

                     (a) Any Liens existing as of the date hereof and disclosed to Bank in writing or arising under this Agreement;

                     (b) Liens for taxes, fees, assessments or other governmental charges or levies, either not delinquent or being contested in good faith by appropriate proceedings, provided the same have no priority over any of Bank's security interests;

                     (c) Liens (i) upon or in any equipment acquired or held by the Guarantor or any of its subsidiaries to secure the purchase price of such equipment or indebtedness incurred solely for the purpose of financing the acquisition of such equipment, or (ii) existing on such equipment at the time of its acquisition, provided that the Lien is confined solely to the property so acquired and improvements thereon, and the proceeds of such equipment; and

                     (d) Liens incurred in connection with the extension, renewal or refinancing of the indebtedness secured by Liens of the type described in clauses (a) through (d) above, provided that any extension, renewal or replacement Lien shall be limited to the property encumbered by the existing Lien and the principal amount of the indebtedness being extended, renewed or refinanced does not increase.

                     "Person" means any individual, sole proprietorship, partnership, joint venture, trust, unincorporated organization, association, corporation, institution, public benefit corporation, firm, joint stock company, estate, entity or governmental agency.

                     "Subordinated Debt" means any debt incurred by Guarantor after the date hereof that is subordinated to the debt owing by Guarantor to Bank on terms acceptable to Bank (and identified as being such by the Company and the Bank).

                     "Subsidiary" means any corporation or partnership in which
(i) any general partnership interest or (ii) more than 50% of the stock of which by the terms thereof ordinary voting power to elect the Board of Directors, managers or trustees of the entity shall, at the time as of which any determination is being made, is owned by Guarantor, either directly or through an Affiliate.

            1.2 Accounting Terms. All accounting terms not specifically, defined herein shall be construed in accordance with GAAP and all calculations made hereunder shall be made in accordance with GAAP. When used herein, the terms "financial statements" shall include the notes and schedules thereto.

         2. CREATION OF SECURITY INTEREST

            2.1 Grant of Security Interest. Guarantor grants to Bank a continuing security interest in all presently existing and hereafter acquired or arising Collateral in order to secure prompt repayment of any and all Obligations and in order to secure prompt performance by Guarantor of each of its covenants and duties under the Loan Documents. Such security interest constitutes a valid, first priority security interest in the presently existing Collateral, and will constitute a valid, first priority security interest in Collateral acquired after the date hereof.

            2.2 Delivery of Additional Documentation Required. Guarantor shall from time to time execute and deliver to Bank, at the request of Bank, all Negotiable Collateral, all financing statements and other documents that Bank may reasonably request, in form satisfactory to Bank, to perfect and continue perfected Bank's security interests in the Collateral and in order to fully consummate all of the transactions contemplated under the Loan Documents.

            2.3 Right to Inspect. Bank (through any of its officers, employees, or agents) shall have the right, upon reasonable prior notice, from time to time during Guarantor's usual business hours, to inspect Guarantor's Books and to make copies thereof and to check, test, and appraise the Collateral in order to verify Guarantor's financial condition or the amount, condition of, or any other matter relating to, the Collateral.

         3. REPRESENTATIONS AND WARRANTIES

            Guarantor represents and warrants as follows:

            3.1 Due Organization and Qualification. Guarantor is a corporation duly existing and in good standing under the laws of its state of incorporation and qualified and licensed to do business in, and is in good standing in, any state in which the conduct of its business or its ownership of property requires that it be so qualified.

            3.2 Due Authorization; No Conflict. The execution, delivery, and performance of the Loan Documents are within Guarantor's powers, have been duly authorized and are not in conflict with nor constitute a breach of any provision contained in Guarantor's Articles of Incorporation or Bylaws, nor will they constitute an event of default under any material agreement to which Guarantor is a party or by which Guarantor is bound. Guarantor is not in default under any agreement to which it is a party or by which it is bound, which default could have a Material Adverse Effect.

            3.3 No Prior Encumbrances. Guarantor has good and indefeasible title to the Collateral, free and clear of Liens, except for Permitted Liens.

            3.4 Name; Location of Chief Executive Office. Except as disclosed in the Schedule, Guarantor has not done business under any name other than that specified on the signature page hereof. The chief executive office of Guarantor is located at the address indicated in Section 10 hereof.

        3.5 Litigation. There are no actions or proceedings pending by or against Guarantor before any court or administrative agency in which an adverse decision could have a Material Adverse Effect or a material adverse effect on Guarantor's interest or Bank's security interest in the Collateral. Guarantor does not have knowledge of any such pending or threatened actions or proceedings.

        3.6 Solvency. Guarantor is solvent and able to pay its debts (including trade debts) as they mature.

        3.7 Regulatory Compliance. Guarantor has met the minimum funding requirements of ERISA with respect to any employee benefit plans subject to ERISA. No event has occurred resulting from Guarantor's failure to comply with ERISA that is reasonably likely to result in Guarantor's incurring any liability that could have a material adverse effect on the financial condition or business operations of Guarantor. Guarantor is not an "investment company" or a company of controlled" by an "investment company" within the meaning of the Investment Company Act of 1940. Guarantor is not engaged principally, or as one of the important activities, in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulations G, T and U of the Board of Governors of the Federal Reserve
System). Guarantor has complied with all the provisions of the Federal Fair Labor Standards Act.

        3.8 Environment. Condition. None of Guarantor's properties or assets has ever been used by Guarantor or, to the best of Guarantor's knowledge, by previous owners or operators, in the disposal of, or to produce, store, handle, treat, release, or transport, any hazardous waste or hazardous substance other than in accordance with applicable law; to the best of Guarantor's knowledge, none of Guarantor's properties or assets has ever been designated or identified in any manner pursuant to any environmental protection statute as a hazardous waste or hazardous substance disposal site, or a candidate for closure pursuant to any environmental protection statute; no lien arising under any environmental protection statute has attached to any revenues or to any real or personal property owned by Guarantor; and Guarantor has not received a summons, citation, notice, or directive from the Environmental Protection Agency or any other federal or state governmental agency concerning any action or omission by Guarantor resulting in the releasing, or otherwise disposing of hazardous waste or hazardous substances into the environment.

        3.9 Taxes. Guarantor has filed or caused to be filed all tax returns required to be filed, and has paid, or has made adequate provision for the payment of, all taxes reflected therein.

        3.10 Government Consents. Guarantor has obtained all consents, approvals and authorizations of, made all declarations or filings with, and given all notices to, all governmental authorities that are necessary for the continued operation of Guarantor's business as currently conducted.

        3.11 Full Disclosure. No representation, warranty or other statement made by Guarantor in any certificate or written statement furnished to Bank contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained in such certificates or statements not misleading.

        4.   AFFIRMATIVE COVENANTS

        Guarantor covenants and agrees that, until payment in full of all outstanding Obligations under the Loan Agreement and this Agreement, and for so long as Bank may have any commitment to make an Advance under the Loan Agreement, Guarantor shall do all of the following.

        4.1 Good Standing. Guarantor shall maintain its corporate existence and its good standing in its jurisdiction of incorporation and maintain qualification in each jurisdiction in which the failure to so qualify could have a Material Adverse Effect. Guarantor shall maintain in force all licenses, approvals and agreements, the loss of which could have a Material Adverse Effect.

        4.2 Government Compliance. Guarantor shall comply with all statutes, laws, ordinances and government rules and regulations to which it is subject, noncompliance with which could have a Material Adverse Effect or a material adverse effect on the Collateral or the priority of Bank's Lien on the Collateral.

        4.3 Inventory; Returns. Guarantor shall keep all Inventory in good and marketable condition, free from all material defects. Returns and allowances, if any, as between Guarantor and its account debtors shall be on the same basis and in accordance with the usual customary practices of Guarantor, as they exist at the time of the execution and delivery of this Agreement. Guarantor shall promptly notify Bank of all returns and recoveries and of all disputes and claims, where the return, recovery, dispute or claim involves more that Fifty Thousand Dollars ($50,000).

        4.4 Taxes. Guarantor shall make due and timely payment or deposit of all material federal, state, and local taxes, assessments, or contributions required of it by law, and will execute and deliver to Bank, on demand, appropriate certificates attesting to the payment or deposit thereof; and Guarantor will make timely payment or deposit of all material tax payments and withholding taxes required of it by applicable laws, including, but not limited to, those laws concerning F.I.C.A., F.U.T.A., state disability, and local, state, and federal income taxes, and will, upon request, furnish Bank with proof satisfactory to Bank indicating that Guarantor has made such payments or deposits; provided that Guarantor need not make any payment if the amount or validity of such payment is contested in good faith by appropriate proceedings and is reserved against (to the extent required by GAAP) by Guarantor.

        4.5   Insurance.

              (a) Guarantor, at its expense, shall keep the Collateral insured against loss or damage by fire, theft, explosion, sprinklers, and all other hazards and risks, and in such amounts, as ordinarily insured against by other owners in similar businesses conducted in the locations where Guarantor's ownership and use of the Collateral in amounts and of a type that are customary to businesses similar to Guarantors.

              (b) AU such policies of insurance shall be in such form, with such companies, and in such amounts as reasonably satisfactory to Bank. All such policies of property insurance shall contain a tender's loss payable endorsement, in a form satisfactory to Bank, showing Bank as an additional loss payee thereof and all liability insurance policies shall show the Bank as an additional insured, and shall specify that the insurer must give at least twenty (20) days notice to Bank before canceling its policy for any reason. Guarantor shall deliver to Bank certified copies of such policies of insurance and evidence of the payments of all premiums therefor. All proceeds payable under any such policy shall, at the option of Bank, be payable to Bank to be applied on account of the Obligations.

        4.6 Further Assurances. At any time and from time to time Guarantor shall execute and deliver such further instruments and take such further action as may reasonably be requested by Bank to effect the purposes of this Agreement.

      5.    NEGATIVE COVENANTS

            Guarantor covenants and agrees that until payment in full of all outstanding Obligations under the Loan Agreement and this Agreement, Guarantor will not do any of the following-

            5.1 Dispositions. Convey, sell, lease, transfer or otherwise dispose of (collectively, a "Transfer"), all or any part of its business or property, other than: (i) Transfers in the ordinary course of business; (ii) Transfers of non-exclusive licenses and similar arrangements for the use of the property of Guarantor or its Subsidiaries; or (iii) Transfers of worn-out or obsolete Equipment.

            5.2 Change in Business. Engage in any business other than the businesses currently engaged in by Guarantor and any business substantially similar or related thereto (or incidental thereto), or suffer a material change in Guarantor's ownership. Guarantor will not, without thirty (30) days prior written notification to Bank, relocate its chief executive office.

            5.3 Mergers or Acquisitions. Merge or consolidate, or permit any of its Subsidiaries to merge or consolidate, with or into any other business organization, or acquire, or permit any of its Subsidiaries to acquire, all or substantially all of the capital stock or property of another Person.

            5.4 Indebtedness. Create, incur, assume or be or remain liable with respect to any Indebtedness other than Permitted Indebtedness.

            5.5 Encumbrances. Create, incur, assume or suffer to exist any Lien with respect to any of its property, or assign or otherwise convey any right to receive income, including the sale of any Accounts, or permit any of its Subsidiaries so to do, except for Permitted Liens.

            5.6 Distributions. Pay any dividends or make any other distribution or payment on account of or in redemption, retirement or purchase of any capital stock.

            5.7 Investments. Directly or indirectly acquire or own any beneficial interest in (including stock, partnership interest, or other securities of), or make any loan, advance, or capital contribution to, any Person, or permit any of its Subsidiaries so to do, other than Permitted Investments.

            5.8 Transactions with Affiliates. Directly or indirectly enter into or permit to exist any material transaction with any Affiliate of Guarantor except for transactions that are in the ordinary course of Guarantor's business, upon fair and reasonable ten-ns that are no less favorable to Guarantor than would be obtained in an arm's length transaction with a nonaffiliated Person or entity.

            5.9 Subordinated Debt. Make any payment in respect of any Subordinated Debt, or permit any of its Subsidiaries to make any such payment, except in compliance with the ten-ns of such Subordinated Debt, or amend any provision contained in any documentation relating to the Subordinated Debt without Bank's prior written consent.

            5.10 Inventory. Store the Inventory with a bailee, warehouseman, or similar party unless Bank has received a pledge of the warehouse receipt covering such Inventory. Except of Inventory sold in the ordinary course of business and except for such other locations as Bank may approve in writing, Guarantor shall keep the Inventory only at the location set forth in Section 10 hereof and such other locations of which

Guarantor gives Bank prior written notice as as to which Guarantor signs and files a financing statement where needed to perfect Bank's security interest.

            5.11 Compliance. Become an "investment company" controlled by an "investment company," within the meaning of the Investment Company Act of 1940, or become principally engaged in, or undertake as one of its important activities, the business of extending credit for the purpose of purchasing or carrying margin stock, or use the proceeds of any Advance for such purpose. Fail to meet the minimum funding requirements of ERISA, permit a Reportable Event or Prohibited Transaction, as defined in ERISA, to occur, fail to comply with the Federal Fair Labor Standards Act or violate any law or regulation, which violation could have a Material Adverse Effect or a material adverse effect on the Collateral or the priority of Bank's Lien on the Collateral, or permit any of its Subsidiaries to do any of the foregoing.

      6.    EVENTS OF DEFAULT

            Any one or more of the following events shall constitute an Event of Default by Guarantor under the Agreement:

            6.1 Payment Default. If Guarantor fails to pay any amount under the Guaranty when due and payable.

            6.2 Covenant Default. If Guarantor violates any of the covenants contained in Article 5 of this Agreement, or fails or neglects to perform, keep, or observe any other material term, provision, condition, covenant, or agreement contained in the Guaranty or this Agreement, in any of the Loan Documents, or in any other present or future agreement between Guarantor and Bank and as to any default under such other term, provision, condition, covenant or agreement that can be cured, has failed to cure such default within ten (10) days after the Guarantor receives notice thereof or any officer of Guarantor become aware thereof (provided that no Advances will be required to be made during such cure period); provided, however, that if the default cannot by its nature be cured within the ten (10) day period or cannot after diligent attempts by Guarantor be cured within such ten (10) day period, and such default is likely to be cured within a reasonable time, then Guarantor shall have an additional reasonable period (which shall not in any case exceed thirty (30) days) to attempt to cure such default, and within such reasonable time period the failure to have cured such default shall not be deemed an Event of Default;

            6.3 Material Adverse Change. If there occurs a material adverse change in Guarantor's business, or if there is a material impairment of the prospect of repayment of any portion of the Obligations owing to Bank or a material impairment of the value or priority of Bank's security interests in the Collateral;

            6.4 Attachment. If any material portion of Guarantor's assets is attached, seized, subjected to a writ or distress warrant, or is levied upon, or comes into the possession of any trustee, receiver or person acting in a similar capacity and such attachment, seizure, writ or distress warrant or levy has not been removed, discharged or rescinded within ten (10) days, or if Guarantor is enjoined, restrained, or in any way prevented by court order from continuing to conduct all or any material part of its business affairs, or if a judgment or other claim becomes a lien or encumbrance upon any material portion of Guarantor's assets, or if a notice of hen, levy, or assessment is filed of record with respect to any of Guarantor's assets by the United States Government, or any department, agency, or instrumentality thereof, or by any state, county, municipal, or governmental agency, and the same is not paid within ten (10) days after Guarantor receives notice thereof, provided that none of the foregoing shall constitute an Event of Default where such action or event is stayed or an adequate bond has been posted pending a good faith contesting by Guarantor;

            6.5 Insolvency. If an Insolvency Proceeding is commenced by Guarantor, or if an Insolvency Proceeding is commenced against Guarantor is not dismissed or stayed within the (10) days;

            6.6 Other Agreements. If there is a default in any agreement to which Guarantor is a party with a third party or parties resulting in a right by such third party or parties, whether or not exercised, to accelerate the maturity of any Indebtedness in an amount in excess of One Hundred Thousand Dollars ($100,000) or which could have a Material Adverse Effect;

            6.7 Subordinated Debt. If Guarantor makes any payment on account of Subordinated Debt, except to the extent such payment is allowed under any subordination agreement entered into with Bank;

            6.8 Judgments. If a judgment or judgments for the payment of money in an amount, individually or in the aggregate, of at least Fifty Thousand Dollars ($50,000) shall be rendered against Guarantor and shall remain unsatisfied and unstayed for a period of ten (10) days;

            6.9 Loan Agreement. ff an Event of Default occurs under the Loan Agreement; or

            6.10 Representations. If any material misrepresentation or material misstatement exists now or hereafter in any warranty or representation set forth herein or in any certificate delivered to Bank by any Responsible Officer pursuant to this Agreement or to induce Bank to enter into this Agreement or any other Loan Document.

      7.    BANK'S RIGHTS AND REMEDIES

            7.1 Rights and Remedies. Upon the occurrence and during the continuance of an Event of Default, Bank may, at its election, without notice of its election and without demand, do any one or more of the following, all of which are authorized by Guarantor:

                    (a) Declare all Obligations, whether evidenced by this Agreement, by any of the other Loan Documents, or otherwise, immediately due and payable (provided that upon the occurrence of an Event of Default described in Section 6.5 all Obligations shall become immediately due and payable without any action by Bank);

                    (b) Settle or adjust disputes and claims directly with account debtors for amounts, upon terms and in whatever order that Bank reasonably considers advisable;

                    (c) Without notice to or demand upon Guarantor, make such payments and do such acts as Bank considers necessary or reasonable to protect its security interest in the Collateral. Guarantor agrees to assemble the Collateral if Bank so requires, and to make the Collateral available to Bank as Bank may designate. Guarantor author Bank to enter the premises where the Collateral is located, to take and maintain possession of the Collateral, or any part of it, and to pay, purchase, contest, or compromise any encumbrance, charge, or lien which in Bank's determination appears to be prior or superior to its security interest and to pay all expenses incurred in connection therewith. With respect to any of Guarantor's owned premises, Guarantor hereby grants Bank a license to enter into possession of such premises and to occupy the same, without charge, in order to exercise any of Bank's rights or remedies provided herein, at law, in equity, or otherwise;

               (d) Without notice to Guarantor set off and apply to the Obligations any and all 4(i) balances and deposits of Guarantor held by Bank, or
(ii) indebtedness at any time owing to or for the credit or the account of Guarantor held by Bank;

               (e) Ship, reclaim, recover, store, finish, maintain, repair, prepare for sale, advertise for sale, and sell (in the manner provided for herein) the Collateral. Bank is hereby granted a license or other right, solely pursuant to the provisions of this Section 7.1, to use, without charge, Guarantor's labels, patents, copyrights, rights of use of any name, trade secrets, trade names, trademarks, service marks, and advertising matter, or any property of a similar nature, as it pertains to the Collateral, in completing production of, advertising for sale, and selling any Collateral and, in connection with Bank's exercise of its rights under this Section, Guarantor's rights under all licenses and all franchise agreements shall inure to Bank's benefit;

               (f) Sell the Collateral at either a public or private sale, or both, by way of one or more contracts or transactions, for cash or on terms, in such manner and at such places (including Guarantor's premises) as Bank determines is commercially reasonable;

               (g)  Bank may credit bid and purchase at any public sale; and

               (h) Any deficiency that exists after disposition of the Collateral as provided above will be paid immediately by Guarantor.

          7.2 Power of Attorney. Effective only upon the occurrence and during the continuance of an Event of default, Guarantor hereby irrevocably and appoints Bank (and any of Bank's designated officers, or employees) as Guarantor's true and lawful attorney to: (a) send requests for verification of Accounts or notify account debtors of Bank's security interest in the Accounts;
(b) endorse Guarantor's name on any checks or other forms-ns of payment or security that may come into Bank's possession; (c) sign Guarantor's name on any invoice or bill of lading relating to any Account, drafts against account debtors, schedules and assignments of Accounts, verifications of Accounts, and notices to account debtors; (d) make, settle, and adjust all claims under and decisions with respect to Guarantor's policies of insurance; and (e) settle and adjust disputes and claims respecting the accounts directly with account debtors, for amounts and upon terms which Bank determines to be reasonable; provided Bank may exercise such power of attorney to sign the name of Guarantor on any of the documents described in Section 2.2. regardless of whether an Event of Default has occurred. The appointment of Bank as Guarantor's attorney in fact, and each and every one of Bank's rights and powers, being coupled with an interest, is irrevocable until all of the Obligations have been fully repaid and performed and Bank's obligation to provide advances hereunder is terminated.

          7.3 Bank Expenses. If Guarantor fails to pay any amounts or furnish any required proof of payment due to third persons or entities, as required under the terms of this Agreement, then Bank may do any or all of the following:
(a) make payment of the same or any part thereof, or (b) obtain and maintain insurance policies of the type discussed in this Agreement, and take any action with respect to such policies as Bank deems prudent. Any amounts paid or deposited by Bank shall constitute Bank Expenses, shall be immediately due and payable, and shall bear interest at the then applicable rate hereinabove provided, and shall be secured by the Collateral. Any payments made by Bank shall not constitute an agreement by Bank to make similar payments in the future or a waiver by Bank of any Event of Default under this Agreement.

          7.4 Bank's Liability for Collateral. So long as Bank complies with reasonable banking practices, Bank shall not in any way or manner be liable or responsible for: (a) the safekeeping of the Collateral; (b) any loss or damage thereto occurring or arising in any manner or fashion from any cause; (c) any diminution in the value thereof; or (d) any act or default or any carrier, warehouseman, bailee, forwarding agency, or other person whomsoever. All risk of loss, damage or destruction of the Collateral shall be borne by Guarantor.

                7.5 Remedies Cumulative. Bank's rights and remedies under this Agreement, the Loan Documents, and all other agreements shall be cumulative. Bank shall have all other rights and remedies not inconsistent herewith as provided under the Code, by law, or in equity. No exercise by Bank of one right or remedy shall be deemed an election, and no waiver by Bank of any Event of Default on Guarantor's part shall be deemed a continuing waiver. No delay by Bank shall constitute a waiver, election, or acquiescence by it.

                7.6 Demand: Protest. Guarantor waives demand, protest, notice of protest, notice of default or dishonor, notice of payment and nonpayment, notice of any default, nonpayment at maturity, release, compromise, settlement, extension, or renewal of accounts, documents, instruments, chattel paper, and guarantees at any time held by Bank on which Guarantor may in any way be liable.

        8.  NOTICES

            Unless otherwise provided in this Agreement, all notices or demands by any party relating to this Agreement or any other agreement entered into in connection herewith shall be in writing and (except for financial statements and other informational documents which may be sent by first-class mail, postage prepaid) shall be personally delivered or sent by certified mail, postage prepaid, return receipt requested, or by prepaid telefacsimile to Guarantor or to Bank, as the case may be, at its addresses set forth below:

            If to Guarantor:  Bio Tek Solutions, Inc.
                              3865 North Business Center Drive
                              Tucson, AZ 85705
                              Attn: ___________________
                              FAX:  ___________________

            If to Bank:       Silicon Valley Bank
                              1731 Embarcadero Road, Suite 220
                              Palo Alto, CA 94303
                              Attn: Kevin Conway
                              FAX: (415) 812-0640

        The parties hereto may change the address at which they are to receive notices hereunder, by notice in writing in the foregoing manner given to the other.

        9.  CHOICE OF LAW AND VENUE: JURY TRIAL WAIVER


            This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of California, without regard to principles of conflicts of law. Each of Guarantor and Bank hereby submits to the exclusive jurisdiction of the state and Federal courts located in the County of Santa Clara, State of California. GUARANTOR AND BANK EACH HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF ANY OF THE LOAN DOCUMENTS OR ANY OF THE TRANSACTIONS
CONTEMPLATED THEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. EACH PARTY RECOGNIZES AND AGREES THAT THE FOREGOING WAIVER CONSTITUTES A MATERIAL INDUCEMENT FOR IT TO ENTER INTO THIS AGREEMENT. EACH PARTY REPRESENTS AND WARRANTS THAT IT HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL AND THAT IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL.

        10. GENERAL PROVISIONS

                10.1 Successors and Assigns. This Agreement shall bind and inure to the benefit of the respective successors and permitted assigns of each of the parties; provided, however, that neither this Agreement nor any rights hereunder may be assigned by Guarantor without Bank's prior written consent, which consent may be granted or withheld in Bank's sole discretion. Bank shall have the right without the consent of or notice to Guarantor to sell, transfer, negotiate, or grant participation in all or any part of, or any interest in Bank's obligations, rights and benefits hereunder.

                10.2 Indemnification. Guarantor shall defend, indemnify and hold harmless Bank and its officers, employees, and agents against: (a) all obligations, demands, claims, and liabilities claimed or asserted by any other party in connection with the transactions contemplated by this Agreement; and
(b) all losses or Bank Expenses in any way suffered, incurred, or paid by Bank as a result of or in any way arising out of, following, or consequential to transactions between Bank and Guarantor whether under this Agreement, or otherwise (including without limitation reasonable attorneys fees and expenses), except for losses caused by Bank's gross negligence or willful misconduct.

                10.3 Time of Essence. Time is of the essence for the performance of all obligations set forth in this Agreement.

                10.4 Severability of Provisions. Each provision of this Agreement shall be severable from every other provision of this Agreement for the purpose of determining the legal enforceability of any specific provision.

                10.5 Amendments in Writing, Integration. This Agreement cannot be changed or terminated orally. AU prior agreements, understandings, representations, warranties, and negotiations between the parties hereto with respect to the subject matter of this Agreement, if any, are merged into this Agreement and the Loan Documents.

                10.6 Counterparts. This Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Agreement.

                10.7 Survival. AU covenants, representations and warranties made in this Agreement shall continue in full force and effect so long as any Obligations remain outstanding. The obligations of Guarantor to indemnify Bank with respect to the expenses, damages, losses, costs and liabilities described in Section 10.2 shall survive until all applicable statute of limitations periods with respect to actions that may be brought against Bank have run.

        IN WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.

                                BIO TEK SOLUTIONS, INC.

                                By:
                                   ------------------------------------

                                Title:
                                      ---------------------------------


                                SILICON VALLEY BANK


                                By:
                                   ------------------------------------

                                Title:
                                      ---------------------------------

                                   EXHIBIT A


        The Collateral shall consist of all right, title and interest of Guarantor in and to the following:

        (a) AU goods and equipment now owned or hereafter acquired, including, without limitation, all machinery, fixtures, vehicles (including motor vehicles and trailers), and any interest in any of the foregoing, and all attachments, accessories, acccssions, replacements, substitutions, additions, and improvements to any of the foregoing, wherever located;

        (b) All inventory, now owned or hereafter acquired, including, without limitation, an merchandise, raw materials, parts, supplies, packing and shipping materials, work in process and finished products including such inventory as is temporarily out of Guarantor's custody or possession or in transit and including any returns upon any accounts or other proceeds, including insurance proceeds, resulting from the sale of disposition of any of the foregoing and any documents of title representing any of the above, and Guarantor's Books relating to any of the foregoing;

        (c) All contract rights and general intangibles now owned or hereafter acquired, including, without limitation, goodwill, trademarks, service marks, trade styles, trade names, patents, patent applications, leases, license agreements, franchise agreements, blueprints, drawings, purchase orders, customer lists, route lists, infringements, claims, computer programs, computer discs, computer tapes, literature, reports, catalogs, design rights, income tax refunds, payments of insurance and rights to payment of any kind;

        (d) AU now existing and hereafter arising accounts, contract rights, royalties, license rights and all other forms of obligations owing to Guarantor arising out of the sale or lease of goods, the licensing of technology or the rendering of services by Guarantor, whether or not earned by performance, and any and all credit insurance, guaranties, and other security therefor, as well as all merchandise returned to or recorded by Guarantor and Guarantor's Books relating to any of the foregoing;

        (e) All documents, cash, deposit accounts, securities, letters of credit, certificates of deposit, instruments and chattel paper now owned or hereafter acquired and Guarantor's Books relating to the foregoing;

        (f) AU copyright rights, copyright applications, copyright registrations and like protections in each work of authorship and derivative work thereof, whether published or unpublished, now owned or hereafter acquired; all trade secret rights, including all rights to unpatented inventions, know-how, operating manuals, license rights and agreements and confidential information, now owned or hereafter acquired; all mask work or similar rights available for the protection of semiconductor chips, now owned or hereafter acquired; all claims for damages by way of any past, present and future infringement of any of the foregoing; and

        (g) Any and all claims, rights and interests in any of the above and all substitutions for, additions and accessions to and proceeds thereof.